EXECUTION COPY











                       PREFERRED STOCK PURCHASE AGREEMENT


                          dated as of January 31, 2007


                                  by and among


                              WOLVERINE TUBE, INC.


                                       and


                         THE PURCHASERS SIGNATORY HERETO

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ARTICLE I      DEFINITIONS.....................................................1
      1.1      Definitions.....................................................1

ARTICLE II     PURCHASE AND SALE...............................................7
      2.1      Closing.........................................................7
      2.2      Closing Deliveries..............................................8

ARTICLE III    REPRESENTATIONS AND WARRANTIES..................................9
      3.1      Representations and Warranties of the Company...................9
      3.2      Disclaimer of Other Representations and Warranties; Knowledge..19
      3.3      Representations and Warranties of the Purchasers...............19

ARTICLE IV     OTHER AGREEMENTS OF THE PARTIES................................21
      4.1      Transfer Restrictions..........................................21
      4.2      Furnishing of Information......................................22
      4.3      Integration....................................................22
      4.4      Reservation and Listing of Securities..........................22
      4.5      Access.........................................................22
      4.6      Use of Proceeds................................................23
      4.7      D & O Insurance; Board.........................................23
      4.8      Properties, Business Insurance.................................23
      4.9      Indemnification................................................23
      4.10     Approvals; Taking of Actions...................................24
      4.11     Purchaser Directors............................................24
      4.12     Registered Exchange Offer......................................25
      4.13     Rights Offering; Standby.......................................26
      4.14     Stockholder Approval...........................................27

ARTICLE V      CONDITIONS.....................................................29
      5.1      Conditions Precedent to the Obligations of the Purchasers......29
      5.2      Conditions Precedent to the Obligations of the Company.........30

ARTICLE VI     MISCELLANEOUS..................................................31
      6.1      Exclusive Dealing..............................................31
      6.2      Termination....................................................31
      6.3      Fees and Expenses..............................................32
      6.4      HSR Act Filings................................................32
      6.5      Entire Agreement...............................................33
      6.6      Notices........................................................33
      6.7      Amendments; Waivers............................................34
      6.8      Construction...................................................34
      6.9      Successors and Assigns.........................................34
      6.10     No Third-Party Beneficiaries...................................34
      6.11     Governing Law; Venue; Waiver of Jury Trial.....................34
      6.12     Survival.......................................................35
      6.13     Execution......................................................35

      6.14     Severability...................................................35
      6.15     Rescission and Withdrawal Right................................35
      6.16     Remedies.......................................................35
      6.17     Adjustments in Share Numbers and Prices........................35

                       PREFERRED STOCK PURCHASE AGREEMENT

          This Preferred Stock Purchase Agreement is entered into and dated as of January 31, 2007 (this "Agreement"), by and among WOLVERINE TUBE, INC., a corporation incorporated under the laws of the state of Delaware (the "Company"), and each of the purchasers identified on the signature pages hereto (each, a "Purchaser," and collectively, the "Purchasers," and together with the Company, the "Parties" and each, individually, a "Party").

          WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, as amended, and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

          WHEREAS, the Company has authorized a new series of convertible preferred stock designated as the Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the Series A Preferred Stock
Certificate of Designations (the "Series A Certificate of Designations"), attached hereto as Exhibit A, which Series A Preferred Stock shall be convertible into the Common Stock, par value $0.01 per share, of the Company (the "Common Stock") in accordance with the terms of the Series A Certificate of Designations.

          WHEREAS, as a condition to the willingness of, and as an inducement to, the Purchasers to enter into this Agreement, the Company has agreed to undertake the Registered Exchange Offer and the Rights Offering, each as described herein, and the Purchasers have agreed to participate, on the terms and conditions set forth herein, in the Registered Exchange Offer and in providing financing dependent upon the outcome of the Rights Offering as a condition to the willingness of and as an inducement to the Company to enter into this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and, severally and not jointly, each Purchaser, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

          1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

               "$" means U.S. Dollars.

               "7.375% Holder" means any holder of the 7.375% Notes.

               "7.375% Notes" means the currently outstanding 7.375% Senior Notes due 2008 issued by the Company.

               "10.5% Notes" means the currently outstanding 10.5% Senior Notes due 2009 issued by the Company.

               "Affiliate" of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person. Without limiting the foregoing with respect to a Purchaser, any investment fund or managed account that is managed by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

               "Aggregate Purchase Price" has the meaning set forth in Section 2.1.

               "Alpine" means The Alpine Group, Inc. and any permitted successor or assignee thereof.

               "Alternative Restructuring" has the meaning set forth in Section 6.1.

               "Board" means the board of directors of the Company.

               "Business Day" means any day except Saturday, Sunday and any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

               "Clearance Date" has the meaning set forth in Section 4.14(b).

               "Closing" means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

               "Closing Date" has the meaning set forth in Section 2.1.

               "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

               "Commission" means the U.S. Securities and Exchange Commission.

               "Common Share Equivalents" means, collectively, Options and Convertible Securities.

               "Common Shares" means the shares of Common Stock of the Company and any securities into which such shares may hereafter be reclassified.

               "Common Stock" has the meaning set forth in the recitals to this Agreement.

               "Company Counsel" means LeBoeuf, Lamb, Greene & MacRae LLP, counsel to the Company.

               "Company Intellectual Property Rights" means all Intellectual Property that is used or held for use in connection with the businesses of the Company and its Subsidiaries as currently conducted.

               "Company  Related  Persons"  has the meaning set forth in Section
6.1.

               "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Shares.

               "Disclosure  Materials"  has the  meaning  set  forth in  Section
3.1(h).

               "DOJ"  means  the   Antitrust   Division  of  the  United  States
Department of Justice.

               "Employee Plan" has the meaning set forth in Section 3.1(m)(i).

               "Employees" means the current and former employees of the Company and/or any of the Subsidiaries.

               "Employment Laws" means any and all Laws in respect of matters pertaining to employment.

               "Environmental Laws" means any and all Laws (including, without limitation, principles of negligence and strict liability) relating to the pollution, protection, investigation, remediation, monitoring, damages to, or restoration of the environment (including, without limitation, natural resources) or the health or safety of humans.

               "Equity Plan" means any stock option plan,  stock  purchase plan,
stock  bonus  plan,  deferred   compensation  plan,  employee  benefit  plan  or
management grant of the Company, as may be in effect from time to time.

               "ERISA" has the meaning set forth in Section 3.1(m)(i).

               "ERISA Affiliate" has the meaning set forth in Section 3.1(m)(i).

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exchange Agent" means U.S. Bank National Association, or other national banking association agreed to by the Parties in its capacity as the initial exchange agent.

               "Exchange Notes" means debt securities of the Company identical in all material respects to the 10.5% Notes (except that the Exchange Notes shall bear less restrictive debt covenants as mutually agreed between the Company and the Purchasers).

               "Exchange Offer Registration Period" means the one (1)-month period following the effectiveness of the Exchange Offer Registration Statement, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or such shorter period as will terminate when all Securities covered by the Exchange Offer Registration Statement have been exchanged pursuant thereto.

               "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Securities Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

               "Fees and Expenses" has the meaning set forth in Section 6.3.

               "Foreign Benefit Plan" has the meaning set forth in Section 3.1(m)(v).

               "Former Real Property" has the meaning set forth in Section 3.1(bb)(i).

               "FTC" means the United States Federal Trade Commission.

               "GAAP" means U.S. generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants or the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Company and its Subsidiaries throughout the period indicated.

               "Governmental Authority" means any government or quasi-governmental or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality, self-regulatory entity or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

               "Hazardous Materials" means petroleum, petroleum products, petroleum-derived substances, radioactive materials, hazardous wastes, polychlorinated biphenyls, lead based paint, radon, urea formaldehyde, asbestos or any asbestos containing materials, and any chemicals, materials or substances regulated under Environmental Laws or defined as or included in the definition of "hazardous substances," "hazardous wastes," "extremely hazardous substances," "hazardous materials," "hazardous constituents," "toxic substances," "pollutants," "contaminants" or any similar denomination intended to classify or regulate substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law.

               "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

               "Indebtedness" of any Person means (a) all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is responsible or liable (whether by guarantee of such indebtedness, agreement to purchase indebtedness of, or to supply funds to or invest in, others or otherwise), (b) any direct or contingent obligations of such Person arising under any letter of credit (including standby and commercial), bankers acceptances, bank guaranties, surety bonds and similar instruments, and (c) all indebtedness pursuant to clauses (a) and (b) above of another entity secured by any Lien existing on property or assets owned by such Person.

               "Information  Statement"  has the  meaning  set forth in  Section
4.10.

               "Intellectual Property" means (a) patents (including all reissues, divisions, continuations, continuations-in-part, re-examinations and extensions thereof), utility models and design rights, (b) unregistered trademarks, trademark registrations, trademark applications, unregistered service marks, service mark registrations and service mark applications together with all translations, adaptations, derivations and combinations thereof, (c) unregistered copyrights and copyright registrations, (d) Internet domain names, uniform resource locators and the corresponding Internet sites, (e) trade secrets, inventions, know-how, processes and other proprietary information not otherwise listed in (a) through (d) above, including, without limitation, moral and economic rights of authors and inventors (however denominated), confidential information, technical data, customer lists, corporate and business names, trade names, trade dress, brand names, logos, show-how, formulae, methods (whether or not patentable), invention disclosures, designs, processes, procedures, technology, computer software programs (in both source code and object code forms), databases, data collections and other proprietary information or material of any type, and all derivatives, improvements and refinements thereof, howsoever recorded, or unrecorded, (f) any good will associated with any of the foregoing, and (g) all copies and tangible embodiments thereof (in whatever form or medium), and registrations, reservations, applications and renewals for any of the foregoing assets listed above.

               "Knowledge" means the actual knowledge, after conducting a reasonable investigation, of those Persons listed in Schedule 1.1.

               "Laws" means any federal, state, local, municipal or other law, common law, rule, regulation, order, judgment, injunction, decree, code, ordinance, ruling, policy, guideline or common, decision, arbitral or administrative law or principle of law or equity or other restriction of any Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

               "Lien"  means  any  lien,  charge,   claim,   security  interest,
encumbrance, right of first refusal or other restriction.

               "Losses" means any and all damages, fines, penalties, deficiencies, liabilities, claims, losses (including loss of value), judgments, awards, settlements, taxes, actions, obligations and costs and expenses in connection therewith (including, without limitation, interest, court costs and fees and expenses of attorneys, accountants and other experts, and any other expenses of litigation or other Proceedings (including costs of investigation, preparation and travel) or of any default or assessment), but not including punitive damages unless such punitive damages are awarded to a Person in a Third Party Claim.

               "Management Agreement" has the meaning set forth in Section 2.2(a)(iv).

               "Material Adverse Effect" means any event, occurrence, fact, circumstance, violation, development or change, that, individually or in the aggregate with any other event, occurrence, fact, circumstance, violation, development or change, has had or could reasonably be expected to have: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, or (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material impairment of the Company's or any Subsidiary's ability to perform fully on a timely basis its obligations under any Transaction Document; provided, however, that "Material Adverse Effect" shall exclude any such effect arising out of or in connection with: (A) general economic or business conditions or changes therein, including changes in interest or currency rates or commodity prices, or any act of terrorism, similar calamity or war or any escalation or worsening of the same; provided that in each case no such condition, change or act disproportionately affects the Company; or (B) the negotiation, execution, announcement or existence or terms of this Agreement or the performance of this Agreement or the consummation of the transactions contemplated hereby (including any occurrence or condition arising out of the identity of or facts relating to Purchasers).

               "Material Contract" means any agreement, individually or together with other similar agreements, that is or would be required to be filed as an exhibit to the SEC Reports pursuant to Item 601(b)(10) of Regulation S-K of the Commission, or any other agreement material to the business of the Company.

               "Meeting" has the meaning set forth in Section 4.14(b).

               "Minimum  Ownership  Percentage"  has the  meaning  set  forth in
Section 4.13(a).

               "Option Shares" has the meaning set forth in Section 4.13(a).

               "Options" means any rights, warrants or options to, directly or indirectly, subscribe for or purchase Common Shares or Convertible Securities.

               "Permits" means all certificates, authorizations, approvals and permits of Governmental Authorities required for the Company or any such Subsidiary to own, lease and operate its properties or to conduct their respective businesses as currently conducted or contemplated to be conducted.

               "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, Governmental Authority (or an agency or subdivision thereof) or other entity of any kind.

               "Plainfield" means Plainfield Asset Management LLC and any permitted successor or assignee thereof.

               "Proceeding"   means   an   action,   claim,   suit,   grievance,
arbitration, complaint, inquiry, notice of violation, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition).

               "Proposal" has the meaning set forth in Section 4.14(a).

               "Purchaser Counsel" means Proskauer Rose LLP, counsel to the Purchasers.

               "Purchaser Designee" has the meaning set forth in Section 4.11(a)(i).

               "Real  Property"  means  any  real  property   currently   owned,
operated, used or leased by the Company or any Subsidiary.

               "Registered Exchange Offer" shall mean the offer of the Company to issue and deliver to 7.375% Holders that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for such 7.375% Holders' respective 7.375% Notes, a like aggregate principal amount of Exchange Notes, or other exchange of the Company's outstanding debt securities for new securities as may be agreed between the Company and the Purchasers.

               "Registration Rights Agreement" that certain Registration Rights Agreement, dated as of the Closing Date, by and among the Company and each of the Purchasers, substantially in the form of Exhibit B, as the same may be amended, modified or supplemented from time to time.

               "Related Person" means any Affiliate of a Purchaser and any officer, director, partner, advisor, controlling person, employee or agent of a Purchaser or any of their respective Affiliates.

               "Rights Offering" has the meaning set forth in Section 4.13(a).

               "Rights Offering Registration Statement" has the meaning set forth in Section 4.13(b).

               "Rule 144" and "Rule 424" means Rule 144 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

               "Securities" means the Shares and the Underlying Shares issued or issuable (as applicable) to the applicable Purchaser pursuant to the Transaction Documents.

               "Securities Act" means the Securities Act of 1933, as amended.

               "SEC Reports" has the meaning set forth in Section 3.1(h).

               "Series A Certificate of Designations" has the meaning set forth in the recitals to this Agreement.

               "Series A Preferred Stock" has the meaning set forth in the recitals to this Agreement.

               "Shares" means the shares of Series A Preferred Stock which are being purchased by the Purchasers pursuant to this Agreement.

               "Standby Period" has the meaning set forth in Section 4.13(a).

               "Standby Shares" has the meaning set forth in Section 4.13(a).

               "Subsidiaries" has the meaning set forth in Section 3.1(a).

               "Third Party Claim" means the assertion of any claim or demand made by, or any action, proceeding or investigation instituted by, any Person not a party to this Agreement.

               "Trading Day" means (a) any day on which the Common Shares are listed or quoted and traded on a Trading Market, or (b) if the Common Shares are not then listed or quoted and traded on a Trading Market, then any Business Day.

               "Trading Market" means the New York Stock Exchange or, at any time the Common Shares are not listed for trading on the New York Stock Exchange, any other national securities exchange, other trading market or quotation system, if the Common Shares are then listed or quoted on such exchange, market or system.

               "Transaction Documents" means this Agreement, the Series A Certificate of Designations, the Securities, the Registration Rights Agreement, the Voting Agreement, the Management Agreement, the Information Statement and any other documents or agreements executed in connection with the transactions contemplated by this Agreement.

               "Transactions"   means  the  transactions   contemplated  by  the
Transaction Documents.

               "Trustee" means U.S. Bank National Association, in its capacity as trustee for the Exchange Notes.

               "Underlying Shares" has the meaning set forth in Section 3.1(f).

               "U.S." means the United States of America.

               "Voting Agreement" means that certain Voting Agreement among the Company and the holders of the Series A Preferred Stock.

                                   ARTICLE II
                                PURCHASE AND SALE

          2.1 Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to each Purchaser, and each Purchaser shall purchase from the Company, the number of Shares indicated below such Purchaser's name on Schedule 2.1 for a purchase price of $1,000 per Share and an aggregate purchase price for all of the Purchasers of $50,000,000 (the "Aggregate Purchase Price"). The Closing shall take place at the New York offices of Purchaser Counsel at 10:00 a.m. local time, on a date designated by the Purchasers which is reasonably satisfactory to the Company, which shall be as soon as practicable, but not later than five (5) Business Days after the satisfaction or waiver of all of the conditions set forth in Article V (other than those conditions which by their nature must be satisfied on the Closing Date), or at such other location or time as the parties may agree (such date on which the Closing occurs, the "Closing Date").

         2.2 Closing Deliveries.

               (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

                    (i) a certificate representing the number of the Shares indicated below such Purchaser's name on the signature pages hereto under the heading "Shares," registered in the name of such Purchaser;

                    (ii) evidence that the Series A Certificate of Designations has been filed with the Secretary of State of the State of Delaware and become effective on or prior to the Closing Date;

                    (iii) the Registration Rights Agreement, duly executed by the Company;

                    (iv) the Management Agreement among the Company and Alpine (the "Management Agreement"), in the form of Exhibit C, duly executed by the Company;

                    (v) the legal opinion of Company Counsel, in the form of Exhibit D-1, executed by such counsel and the legal opinion of in-house counsel of the Company in the form of Exhibit D-2, executed by such counsel;

                    (vi) a certificate dated as of the Closing Date and signed by the Chief Executive Officer of the Company certifying as to the fulfillment of each of the conditions set forth in Sections 5.1(a), (b), (e), (f) and (g);

                    (vii) a certificate of the Secretary of the Company, dated as of the Closing Date, certifying as to: (A) the signatures and titles of the officers of the Company executing each of the Transaction Documents; and (B) resolutions of the Board authorizing and approving all matters in connection with the Transaction Documents and the Transactions; and

                    (viii) any other documents required to be delivered to such Purchaser pursuant to Section 5.1 and any other documents reasonably requested by such Purchaser or Purchaser Counsel.

               (b) At the Closing, each Purchaser or an authorized officer thereof shall deliver or cause to be delivered to the Company the following: (i) the purchase price indicated below such Purchaser's name on the signature pages hereto under the heading "Purchase Price," in U.S. Dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose; (ii) each Transaction Document to which such Purchaser is a signatory, duly executed by such Purchaser; (iii) the Management Agreement, duly executed by Alpine; and (iv) a certificate from each Purchaser dated as of the Closing Date and signed by an authorized officer of such Purchaser certifying as to the fulfillment of each of the conditions set forth in Section 5.2(a) and Section 5.2(b).

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, as of the date hereof and as of the Closing as follows:

               (a) Subsidiaries. The Company does not directly or indirectly control or own any equity or similar interest in any other corporation, partnership, joint venture or other business association or entity, other than those listed in Schedule 3.1(a)(1) (each of which, a "Subsidiary"). Except as disclosed in Schedule 3.1(a)(2), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any Liens, other than restrictions on transfer pursuant to the Transaction Documents or arising under U.S. federal or state securities laws and regulations, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

               (b)  Organization  and  Qualification.  Except  as  disclosed  in
Schedule 3.1(b)(1), each of the Company and the Subsidiaries is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted or contemplated to be conducted. Except as disclosed in Schedule 3.1(b)(2), each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect.

               (c) Authorization; Enforcement. The Company has the requisite power and authority to enter into and to consummate the Transactions and otherwise to carry out its obligations under the Transaction Documents. The execution and delivery of each of the Transaction Documents by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board or, subject to stockholder approval of the Proposal, its stockholders. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

               (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation of the Transactions do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected (except for such conflicts, defaults, rights or violations as would not have a Material Adverse Effect), or (iii) result in a violation of any Law.

               (e) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution or delivery by the Company of the Transaction Documents or the consummation of the Transactions, other than (i) approval of the Proposal by the stockholders of the Company; (ii) the filing of the Series A Certificate of Designations pursuant to Section 2.2(a)(ii); (iii) the filing with the Commission and the effectiveness of the registration statement pursuant to the Registration Rights Agreement, the Exchange Offer Registration Statement and the Rights Offering Registration Statement; (iv) applicable Blue Sky filings; (v) such filings as may be required under the HSR Act and the expiration or early termination of the waiting period under the HSR Act; and (vi) the consents, amendments and acknowledgements contemplated by Sections 5.1(i) through (l), as applicable.

               (f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and not subject to preemptive rights or similar rights of stockholders. The Company has authorized and has reserved, and covenants to continue to reserve, 22,500,000 shares of Common Stock (i.e., the number of shares of Common Stock that are not currently issued or reserved for issuance); provided, however, that upon the Company filing an amendment to its Restated Certificate of Incorporation, the Company shall authorize and reserve, and continue to reserve, a number of shares of Common Stock equal to at least the number of shares of Common Shares issuable upon conversion of the Shares and in satisfaction of any other obligation or right of the Company to issue Common Shares pursuant to the Transaction Documents, and in each case, any securities issued or issuable in exchange for or in respect of such securities (the "Underlying Shares"). The issuance of the Securities to the Purchasers will not subject the Purchasers to any liability or obligation of any kind in respect of or relating to the operation of the business of the Company.

               (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in
Schedule 3.1(g)(1). Except as set forth in Schedule 3.1(g)(2) no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Transactions. All outstanding shares of capital stock of the Company have been duly authorized, validly issued, fully paid and are nonassessable and, except as would not have a Material Adverse Effect, have been issued in compliance with all applicable federal and state securities and corporate laws. Except as a result of the purchase and sale of the Securities and except as disclosed in Schedule 3.1(g)(3), there are no outstanding Common Share Equivalents, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Shares or Common Share Equivalents. Except as set forth in Schedule 3.1(g)(4), the issue and sale of the Shares will not obligate the Company to issue Common Shares, Common Share Equivalents or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities, or to take any other action punitive to the Company or any Subsidiary.

               (h)  SEC  Reports;  Press  Releases;  Financial  Statements.  The
Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with this Agreement and the Schedules hereto, the "Disclosure Materials") on a timely basis. The Company has delivered to the Purchasers a copy of all SEC Reports filed within the ten (10) days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports. Each press release disseminated by the Company during the twelve (12) months prior to the Closing Date did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Neither the Company nor any Subsidiary has any liabilities or obligations, whether accrued, absolute, contingent, asserted, unasserted or otherwise, except liabilities or obligations (i) stated or adequately reserved against in the Company's most recent balance sheet included within the SEC Reports (the "Base Balance Sheet"),
(ii) incurred as a result of or arising out of the Transactions, (iii) incurred in the ordinary course of business consistent with prior operating history since the date of the Base Balance Sheet or (iv) as set forth in Schedule 3.1(h). The Company does not have pending before the Commission any request for confidential treatment of information. The Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance would not have a Material Adverse Effect.

               (i) Taxes. Except as set forth in Schedule 3.1(i)(1), the Company and the Subsidiaries have prepared and timely filed all income tax returns and other material tax returns that are required to be filed, and have paid, or made provision in accordance with GAAP for the payment of, all taxes that have or may have become due pursuant to said returns or pursuant to any assessments that have been received by the Company or the Subsidiaries. All tax returns are true and correct in all material respects. All taxes shown to be due and payable by the Company or the Subsidiaries have been paid or will be paid prior to the time they become delinquent. The Company has withheld and collected all amounts required by applicable Law to be withheld or collected and has remitted all such amounts to the appropriate Governmental Authority within the time prescribed under applicable Law. To the Company's knowledge there is no liability for any tax to be imposed upon its or any of its Subsidiaries' properties or assets as of the date of this Agreement for which adequate provision has not been made. Except as set forth in Schedule 3.1(i)(2), there is no open audit of material tax returns of the Company by the applicable Governmental Authority with which they were filed, and to the Company's knowledge, no deficiency assessment or proposed adjustment of the Company's or the Subsidiaries material taxes is pending.

               (j) Material Changes. Since the date of the Base Balance Sheet, except as specifically disclosed in the SEC Reports or as described in Schedule 3.1(j), there has been no Material Adverse Effect, and neither the Company nor any of its Subsidiaries has (i) incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (ii) altered its method of accounting or the identity of its auditors, (iii) declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock or (iv) issued any equity securities to any officer, director or Affiliate, except pursuant to existing Equity Plans described in Schedule 3.1(g)(3).

               (k) Litigation. There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents, the Transactions or the Securities or (ii) except as disclosed in
Schedule 3.1(k), would, if there were an unfavorable decision, individually or in the aggregate, have or result in a Material

Adverse Effect. Neither the Company nor any Subsidiary, nor, to the Company's knowledge, any director or officer thereof (in his or her capacity as such), is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation of any type by the Commission or any other Governmental Authority involving the Company or any current or former director or officer of the Company (in his or her capacity as such). No registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act is currently the subject of any stop order or other order of the Commission suspending the effectiveness of any such registration statement.

               (l) Labor Relations. The Company and the Subsidiaries (i) are in material compliance with all terms and conditions of employment and all Employment Laws including, pay equity, wages and hours of work, occupational health and safety, and (ii) except where such practices or complaints could not, individually or in the aggregate, have a Material Adverse Effect, have not and are not engaged in any unfair labor practice and no unfair labor practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary. Except as set forth in Schedule 3.1(l), no collective bargaining agreement is currently in force or is currently being negotiated by the Company, any Subsidiary or any other Person in respect of the business of the Company or any Subsidiary or any of the Employees. No trade union, council of trade unions, employee bargaining agency or affiliated bargaining agent holds bargaining rights with respect to any of the Employees by way of certification, interim certification, voluntary recognition, or succession rights, or has applied or, to the knowledge of the Company, threatened to apply to be certified as the bargaining agent of the Employees. To the knowledge of the Company, there are no threatened or pending union organizing activities involving any of the Employees. There is no labor strike, dispute, work slowdown or stoppage pending or involving or, to the knowledge of the Company threatened against the Company or any Subsidiary. There are no charges pending under applicable Occupational Health and Safety legislation in respect of the Company or any Subsidiary, and the Company and the Subsidiaries have complied in all material respects with any orders issued under such legislation and there are no appeals of any orders under such legislation currently outstanding.

               (m) Employee Benefit Plans.

                    (i) Except as set forth in Schedule 3.1(m)(i), there are no employee benefit or compensation plans, agreements, arrangements or commitments (including "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (together with the rules and regulations thereunder, "ERISA")) or any other plans, policies, trust funds or arrangements (whether written or unwritten, insured or self-insured, domestic or foreign) established, maintained, sponsored or contributed to (or with respect to any obligation that has been undertaken) by the Company, any Subsidiary or any entity that would be treated as a single employer with the Company under
Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA (an "ERISA Affiliate") for any Employee, officer, director, consultant or stockholder of the Company or any Subsidiary or their beneficiaries or with respect to which the Company or any Subsidiary has liability (each an "Employee Plan").

                    (ii) Except as set forth in Schedule 3.1(m)(ii)(A) and except for medical reimbursement spending accounts under Code Section 125, each Employee Plan that is an "employee welfare benefit plan" as defined under
Section 3(l) of ERISA is funded through an insurance company contract. Each Employee Plan complies in form and has been administered, maintained and funded in material compliance with its terms and all applicable Laws, and all required filings, if any, with respect to such Employee Plan have been timely made. Except as set forth in Schedule 3.1(m)(ii)(B), neither the Company, any Subsidiary nor any ERISA Affiliate has at any time maintained, contributed to or been required to contribute to or has (or has had directly or indirectly) any liability with respect to, any plan subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA, including, without limitation, any "multiemployer plan" (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code) or any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Sections 4063, 4064 and 4069 of ERISA. The Company's various non-qualified deferred compensation plans for U.S. employees and officers deferred compensation plans satisfy the requirements of Section 201(2) of ERISA. Except as set forth in Schedules 3.1(m)(ii)(C) and 3.1(m)(ii)(D), the events contemplated by this Agreement (either alone or together with any other event) will not (A) entitle any Employee, director or stockholder of the Company or any Subsidiary (whether current, former or retired) or their beneficiaries to severance pay, unemployment compensation, or other similar payments under any Employee Plan or Employment Law, (B) accelerate the time of payment or vesting or increase the amount of benefits due under any Employee Plan or compensation to any Employees or (C) result in any payments (including any payment that could be characterized as an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code)) under any Employee Plan or Employment Laws becoming due to any Employee, director or stockholder of the Company or any Subsidiary (whether current, former or retired) or their beneficiaries. Except as set forth in Schedule 3.1(m)(ii)(E), no amount payable under any Employee Plan would fail to be deductible under Code Section 162(m).

                    (iii) Except as set forth in Schedule 3.1(m)(iii), with respect to each of the Employee Plans: (A) each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service upon which the Company may rely regarding its qualified status under the Code covering all statutory and regulatory changes with regard to Plan qualified requirements for which the Internal Revenue Service will issue such a letter, and nothing has occurred, whether by action or by failure to act, that caused or could cause the loss of such qualification or the imposition of any penalty or tax liability; (B) all payments required by the Employee Plans, any collective bargaining agreement or other agreement, or by applicable Law (including, without limitation, all contributions, insurance premiums or intercompany charges) with respect to all periods through the Closing Date shall have been made prior to the Closing Date (on a pro rata basis where such payments are otherwise discretionary at year end) or provided for by the Company, or accrued on the Company's financial statements, as applicable, in accordance with the provisions of each of the Employee Plans, applicable Law and GAAP; (C) no action has been instituted or commenced or, to the knowledge of the Company, has been threatened or is anticipated against any of the Employee Plans (other than non-material routine claims for benefits and appeals of such claims), any trustee or fiduciaries thereof, the Company, any Subsidiary or any ERISA Affiliate, any director, officer or employee thereof, or any of the assets of any trust of any of the Employee Plans; (D) no Employee Plan is or is expected to be under audit or investigation by the Internal Revenue Service, Department of Labor or any other Governmental Authority and no such completed audit, if any, has resulted in the imposition of any tax or penalty; and (E) no Employee Plan provides post-retirement welfare benefits (other than as acquired pursuant to Section 601 of ERISA).

                    (iv) With respect to the single-employer, defined benefit pension plan set forth on Schedule 3.1(m)(ii): (A) there does not now exist, nor do any circumstances exist that could reasonably be expected to result in any accumulated funding deficiency (as defined under applicable Law) or any material liability under Section 4971 of the Code; (B) the fair market value of the assets of any such plan equals or exceeds the actuarial present value of all accrued benefits under such plan (whether or not vested, each as determined under the assumptions and valuation method of the latest actuarial valuation of such plan) and, except as set forth on Schedule 3.1(m)(iv), no amendments or other modifications to such plan or actuarial assumptions have been adopted since the last valuation; (C) no "reportable event" within the meaning of
Section 4043(c) of ERISA for which the 30-day notice requirement has not been waived has occurred, or is reasonably expected to occur, and the consummation of the transactions contemplated by this Agreement will not result in the occurrence of any such reportable event; (D) no material liability, whether direct or contingent, under Title IV of ERISA has been or is reasonably expected to be incurred by the Company, any of its Subsidiaries or any ERISA Affiliate; and (E) the Company took all actions necessary and appropriate to cease benefit accruals under any such plan in accordance with the Code, ERISA and other applicable Laws (including timely delivery of all required notices).

                    (v) Except as set forth on Schedule 3.1(m)(v),  with respect to each Employee Plan that is not subject to United States Law (each, a "Foreign Benefit Plan"): (A) the fair market value of the assets of each funded Foreign Benefit Plan, the liability of each insurer for any Foreign Benefit Plan funded through insurance or the book reserve established for any Foreign Benefit Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the Closing Date, with respect to all current and former participants in such plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Benefit Plan and no transaction contemplated by this Agreement shall cause such assets or insurance obligations to be less than such benefit obligations; and (B) each Foreign Benefit Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities, and if intended to qualify for special tax treatment, meets all requirements for such treatment.

                    (vi) Each stock option granted under any Equity Plan has an exercise price at least equal to the fair market value of the Common Stock of the Company on a date no earlier than the date of the corporate action authorizing the grant and no stock option granted under any Equity Plan has had its exercise date or grant date delayed or "back-dated."

               (n) Compliance. Except as set forth on Schedule 3.1(n), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived) except as would not have a Material Adverse Effect,
(ii) is in material  violation of any order of any  Governmental  Authority,  or
(iii) is or has been in material violation of any Law. Since December 31, 2001, neither the Company, any Subsidiary nor, to the Company's knowledge, any Employee has violated the U.S. Foreign Corrupt Practices Act, as amended. To the Company's Knowledge, no director, officer, Employee or agent of the Company or of a Subsidiary, acting directly or indirectly for the benefit of the Company, has, directly or indirectly, made or agreed to make, any unlawful or illegal payment, gift or political contribution to, or taken any other unlawful or illegal action, for the benefit of any customer, supplier, governmental employee or other Person who is or may be in a position to assist or hinder the business of the Company or a Subsidiary.

               (o) Regulatory Permits. The Company and the Subsidiaries possess and are in compliance in all material respects with the terms and conditions of all Permits (including all certificates, authorizations, approvals and permits required under applicable Laws) and neither the Company nor any Subsidiary has received any notice of Proceedings relating to the revocation or modification of any Permit. The Company and its Subsidiaries are in compliance in all material respects with all Laws with respect to manufacturing, research and development, marketing and sale of all of their products. There are no pending or, to the knowledge of the Company, threatened Proceedings by any Governmental Authority which would prohibit or impede the sale of any product currently manufactured or sold by the Company or any of its Subsidiaries into any market.

               (p)  Patents  and  Trademarks.  Except as set  forth in  Schedule
3.1(p)(1), the Company and the Subsidiaries own, or possesses a valid and enforceable written license to use the Company Intellectual Property Rights that are material to the business of the Company or the Subsidiaries. To the Company's knowledge, (i) the operation of the business of the Company and the Subsidiaries, and the products or services in development or which are marketed or sold (or proposed to be marketed or sold) by the Company or any Subsidiary, do not violate any license or infringe any Intellectual Property rights of any party and (ii) there is no unauthorized use, infringement or misappropriation of any Company Intellectual Property Rights by any third party. Except as set forth in Schedule 3.1(p)(2), (i) other than with respect to commercially available software products which the Company or the Subsidiaries license under standard end-user object code license agreements, there are no outstanding material options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to any of the Company Intellectual Property Rights insofar as they relate to the Company's use of such Company Intellectual Property Rights, (ii) neither the Company nor any of the Subsidiaries (A) is obligated to make to any third party any payments related to the Company Intellectual Property Rights or (B) has agreed to indemnify any third party with respect to any Intellectual Property, other than standard terms and conditions with the Company's or any of the Subsidiaries' customers. To the Company's knowledge, no third party has made a claim that the Company or any Subsidiary has violated or, by conducting their business, would violate any Intellectual Property rights of any other person or entity and no such claim has been threatened. Except as set forth in Schedule 3.1(p)(3), each Employee, former employee, contract worker, agent, consultant other service provider and contractor who has contributed to or participated in the conception or development of the Company Intellectual Property Rights owned by the Company or its Subsidiaries has assigned to the Company or the Subsidiaries all Intellectual Property rights he or she owns that are related to the respective businesses of the Company and the Subsidiaries as now conducted or as now proposed to be conducted. All registrations or applications for registrations of the Company Intellectual Property Rights which are registered or have been filed for registration by the Company or its Subsidiaries with any Governmental Authority or Internet registrant are in good standing and all of the fees and filings due with respect thereto have been duly made. No Proceedings or, to the Company's knowledge, investigations challenging or threatening the validity, enforceability, effectiveness or ownership by the Company or any of its Subsidiaries of any Company Intellectual Property Rights have been made or are outstanding. No open source or public library software, including any version of any software licensed pursuant to any public license, is, in whole or in part, embodied or incorporated in the Company Intellectual Property Rights owned by the Company or its Subsidiaries or, to the Company's knowledge, embodied or incorporated in the Company Intellectual Property Rights not owned by the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries are otherwise bound by any terms thereof. Except as set forth in Schedule 3.1(p)(4), neither the Company nor any of its Subsidiaries is or, as a result of the execution or delivery of the Transaction Documents, or the performance of the Company's obligations thereunder, will be in violation of any license, sublicense, agreement or instrument involving Intellectual Property to which the Company or any of its Subsidiaries is a party or otherwise bound, nor will the execution or delivery of the Transaction Documents or the consummation of the Transactions, cause the diminution, license, transfer, termination or forfeiture of the Company's or any of its Subsidiaries' rights in any Company Intellectual Property Rights. Each of the Company and the Subsidiaries has taken commercially reasonable measures to protect the proprietary nature of the Company Intellectual Property Rights and to maintain in confidence all trade secrets and confidential information owned or used by the Company or any of its Subsidiaries. The source code and system documentation relating to any software programs included in or developed for inclusion in the Company's or any of its Subsidiaries' products (including all software programs embedded or incorporated in the Company's or any of its Subsidiaries' products) (w) have at all times been maintained in confidence, (x) have been disclosed by the Company and its Subsidiaries only to Employees or third parties who are bound by appropriate nondisclosure obligations, (y) have not been licensed, sold or disclosed to any third party, and (z) are not the subject of any escrow or similar agreement or arrangement giving any third party rights in or to such source code or system documentation upon the occurrence of certain events.

               (q) Insurance. Schedule 3.1(q)(1) sets forth a list of the material insurance policies held by, or for the benefit of, the Company and its Subsidiaries as of the date of this Agreement, including the underwriter of such policies and the amount of coverage thereunder. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with the market for the Company's and such Subsidiaries' respective lines of business. Except as set forth in Schedule 3.1(q)(2), there are currently no Proceedings pending against the Company or any Subsidiary under any insurance policies currently in effect and covering the property, business or employees of the Company and the Subsidiaries, all premiums due and payable with respect to the insurance policies maintained by the Company and the Subsidiaries have been paid to date, and there are no retrospective premiums on any such policies.

               (r) Transactions With Affiliates and Employees. Except as set forth in Schedule 3.1(r), none of the officers or directors or other Affiliates of the Company or any Subsidiary, including any Person who was any of the foregoing within the past two (2) years, and, to the knowledge of the Company, none of the Employees, is presently a party to any transaction with the Company or any Subsidiary (other than for services as Employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, Affiliate or such Employee or, to the knowledge of the Company, any entity in which any officer, director, Affiliate or any such Employee has a substantial interest or is an officer, director, trustee or partner.

               (s) Certain Fees. Except as provided in Section 6.3 and as set forth in Schedule 3.1(s), no brokerage or finder's fees or commissions are or will be payable by the Company based on arrangements made by the Company or any of its Affiliates or any Person on behalf of any of them to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Transactions. Neither Purchaser shall have any obligation based on any arrangements made by the Company or any of its Affiliates or any Person on behalf of any of them for fees or claimed fees of a type contemplated in this Section 3.1(s) that may be due in connection with the Transactions. The Company shall indemnify and hold harmless each Purchaser, its respective employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, Losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any claimed or existing fees that are based on arrangements made by the Company or any of its Affiliates or any Person on behalf of any of them, as such fees and expenses are incurred.

               (t) Private Placement.  Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six
(6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby, or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable Law or stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

               (u) Omitted.

               (v) Registration Rights. Except as described in Schedule 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including "piggy back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

               (w) Application of Takeover Protections. The Company and Board have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Restated Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to any Purchaser as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

               (x) Investment Company; FIRPTA. The Company is not required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a U.S. real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

               (y) Material Contracts. Each Material Contract is in full force and effect and is a legal, valid and binding obligation of the Company and/or any Subsidiary, as applicable. Neither the Company nor any Subsidiary is and, to the knowledge of the Company, no other party is, in default (and, to the knowledge of the Company, no condition exists that, with notice or lapse of time or both, would constitute a default by the Company or any Subsidiary) in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Material Contract, which default would give the other party the right to terminate or modify in any material respect such Material Contract or would accelerate any payment or material obligation by the Company or any Subsidiary, nor, to knowledge of the Company, is any other party to any Material Contract in default thereunder (or, does any condition exist that, with notice or lapse of time or both, would constitute a default by any such party), except such defaults which, individually or in the aggregate, could not be expected to result in a Material Adverse Effect. The validity, effectiveness and continuation of each of the Material Contracts will not be adversely affected by the Transactions. To the knowledge of the Company, no party to any of the Material Contracts has exercised, or plans to exercise, any option granted to it to cancel, terminate or shorten the term of its Material Contract. The Company has provided to each Purchaser a true and correct copy of each Material Contract.

               (z) Suppliers and Customers.  Schedule  3.1(z) sets forth the ten
(10) largest suppliers and ten (10) largest customers of the Company and the Subsidiaries as of January 1, 2007, based on the dollar amount of sales for the period from January 1, 2006 through such date, each of which shall remain a supplier or customer of the firm, as applicable, as of the date hereof and at the Closing.

               (aa) Product Warranty; Product Liability. Each product manufactured, sold or delivered since December 31, 2001 by the Company or any of the Subsidiaries and, to the knowledge of the Company, each other product manufactured, sold or delivered by the Company or any of its Subsidiaries, has been so manufactured, sold or delivered in conformity in all material respects with all product specifications and all express warranties, except where such nonconformity has not resulted in, or would not reasonably be expected to result in, a material liability which has not been discharged or reserved against on the Base Balance Sheet. Each product manufactured, sold or delivered by the Company or any of the Subsidiaries has been so manufactured, sold or delivered in conformity in all material respects with all implied warranties, except where such nonconformity has not had resulted in, or would not reasonably be expected to result in, a material liability which has not been discharged or reserved against on the Base Balance Sheet. Neither the Company nor any of the Subsidiaries has any liability for replacement or repair of any such products or other damages in connection therewith or any other customer or product obligations not reserved against on the Base Balance Sheet.

               (bb) Environmental Matters. Each of the representations and warranties in this Section 3.1(bb) is qualified in its entirety by any matter specifically and to the extent disclosed in any report relating to environmental matters that has been prepared by any third party consultant engaged by any of the Purchasers.

                    (i) Except as set forth in Schedule 3.1(bb)(i), all of the current and past operations of the Company, the Subsidiaries and any Real Property comply in all material respects and have at all times that the Company or any of its Subsidiaries owned, operated used or leased such Real Property complied in all material respects with all applicable Environmental Laws. All real property formerly owned, operated, used or leased by the Company, any Subsidiary or any predecessor in interest (the "Former Real Property") complied at all times during the term of the Company's or such Subsidiary's ownership, operation, use or lease thereof with all applicable Environmental Laws.

                    (ii) Except as set forth in Schedule 3.1(bb)(ii), (A) The Company has no knowledge of any claim, and neither it nor any Subsidiary has received notice of a complaint, loss order, directive, claim, request for information, violation or citation, and no proceeding has been instituted, nor to the Company's knowledge, threatened, raising a claim against the Company or any Subsidiary or any predecessor thereto or any of their respective Real Property, Former Real Property or other assets indicating or alleging any damage to the environment or any liability or obligation under or violation of any Environmental Law, (B) neither the Company nor any Subsidiary is subject to any order, decree, injunction or other directive of any Governmental Authority relating to Environmental Laws and (C) to the Company's knowledge, there are no actions, activities, circumstances, conditions, events or incidents that are reasonably likely to form the basis of any such liability or obligation under Environmental Law.

                    (iii)  Except  as set  forth in  Schedules  3.1(bb)(ii)  and
(iii), (A) neither the Company nor any Subsidiary has used and, to the Company's knowledge, no other Person has used any portion of any Real Property or Former Real Property during the term of the Company's or any Subsidiary's ownership, operation, use or lease thereof for the generation, handling, processing, treatment, storage or disposal of any Hazardous Materials except in accordance in all material respects with applicable Environmental Laws; (B) neither the Company nor any Subsidiary owns or operates any underground storage tank and there are no underground storage tanks, other underground storage receptacles, asbestos-containing materials or other Hazardous Materials located in any portion of any Real Property and (C) neither the Company nor any Subsidiary nor, to the Company's knowledge, any other Person, has caused or suffered to occur any releases or threatened releases of Hazardous Materials on, at, in, under, above, to, from or about any Real Property or Former Real Property during the term of the Company's or any Subsidiary's ownership, operation, use or lease thereof, except where such release has not had resulted in, or would not reasonably be expected to result in, a material liability which has not been discharged or reserved against on the Base Balance Sheet.

                    (iv) Except as set forth in Schedules 3.1(bb)(iii) and (iv), the Company has not contractually, by operation of law or otherwise assumed or succeeded to any liabilities of any predecessors or any other person or entity under Environmental Law.

                    (v) The Company has provided to the Purchasers all material environmental reports, assessments, audits, studies, inspections, investigations, data and other written environmental information in their custody, possession or control concerning the Company or any Subsidiary's operations, the Real Property or the Former Real Property.

                    (vi) Except as set forth in Schedule 3.1(bb)(vi), the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the Transactions will not require any notification, registration, filing, reporting, disclosure, investigation, remediation or cleanup obligations pursuant to any requirements of Governmental Authority or any other Environmental Law.

                    (vii) None of the matters set forth in Schedule 3.1(bb)(i) through Schedule 3.1(bb)(vi), individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

               (cc) Export Controls. None of the Company, any Subsidiary or, to the Company's knowledge, the Employees have violated any law pertaining to export controls, technology transfer or industrial security including, without limitation, the Export Administration Act, as amended, the International Emergency Economic Powers Act, as amended, the Arms Export Control Act, as amended, the National Industrial Security Program Operating Manual, as amended, or any regulation, order, license or other legal requirement issued pursuant to the foregoing (including, without limitation, the Export Administration Regulations and the International Traffic in Arms Regulations). Neither the Company, any Subsidiary nor, to the Company's knowledge, any Employee is the subject of a Proceeding by a Governmental Authority that restricts such person's ability to engage in export transactions.

               (dd) Disclosure. The Company has provided all information requested by any Purchaser or their respective representatives to each Purchaser and has not knowingly omitted to provide any materials relating to any such request.

          3.2 Disclaimer of Other Representations and Warranties.

               THE COMPANY HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY NATURE WHATSOEVER RELATING TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THE BUSINESS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR OTHERWISE IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREBY, OTHER THAN THOSE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

          3.3 Representations and Warranties of the Purchasers. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as of the date hereof and the Closing Date as follows:

               (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the Transactions and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of such Purchaser and no further consent or action is required by such Purchaser in connection with such execution and delivery. Each of the Transaction Documents to which such Purchaser is a party has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with terms hereof will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

               (b) No Conflicts. The execution, delivery and performance of the Transaction Documents by such Purchaser and the consummation of the Transactions do not and will not conflict with or violate any provision of such Purchaser's certificate or articles of incorporation, bylaws or other organizational or charter documents.

               (c) Filings, Consents and Approvals. Such Purchaser is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any Governmental Authority or other Person in connection with the execution or delivery by such Purchaser of the Transaction Documents to which it is a party or the consummation of the Transactions, other than such filings as may be required under the HSR Act and the expiration of the waiting period under the HSR Act.

               (d) Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes and not with a view to distributing or reselling such Securities or any part thereof in violation of applicable securities laws, without prejudice, however, to such Purchaser's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold the Securities for any period of time. Such Purchaser understands that the Securities have not been registered under the Securities Act, and therefore the Securities may not be sold, assigned or transferred in the U.S. other than pursuant to (i) an effective registration statement under the Securities Act, or (ii) an exemption from such registration requirements. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

               (e) Certain Fees. Except as provided in Section 6.3 or as set forth in Schedule 3.3(e), no brokerage or finder's fees or commissions are or will be payable by such Purchaser based on any arrangements made by such Purchaser or any of its Affiliates or any Person on behalf of any of them to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the Transactions. The Company shall not have any obligation based on any arrangements made by such Purchaser or any of its Affiliates or any Person on behalf of any of them for fees or claimed fees of a type contemplated in this Section 3.3(e) that may be due in connection with the Transactions. Such Purchaser shall indemnify and hold harmless the Company, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, Losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any claimed or existing fees based on any arrangement made by such Purchaser or any of its Affiliates or any Person on behalf of any of them, as such fees and expenses are incurred.

               (f) Purchaser Status. Such Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

               (g) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

               (h) Investment Company. Such Purchaser either is not required to register or has registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (i) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S.

federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's representations and warranties set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

               (j) Trading Activities. Neither such Purchaser nor any of its controlled Affiliates has an open short position in the Common Stock.

               (k) Rule 14f-1 Information. Such Purchaser has provided to the Company all information requested by the Company for inclusion in the Information Statement with respect to such Purchaser or any Purchaser Designee designated by such Purchaser for election to the Board pursuant to Section 4.11(a) and all such information is accurate and complete in all material respects.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

          4.1 Transfer Restrictions.

               (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser.

               (b) Each Purchaser agrees to the imprinting on any certificate evidencing Securities, except as otherwise permitted by Section 4.1(c), of a restrictive legend in substantially the form as follows, together with any additional legend required by (i) any applicable state securities laws and (ii) any Trading Market upon which such Securities may be listed:

               "THESE SECURITIES AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES MAY BE PLEDGED TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A) UNDER THE SECURITIES ACT IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES."

               (c) Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a registration statement covering the resale of such Securities is effective under the Securities Act, and (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). Following the Effectiveness Date (as such term is defined in the Registration Rights Agreement) or at such earlier time as a legend is no longer required for certain Securities, the Company will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. Except as may be required to comply with a change in law, the Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4.1(c).

               (d) The Company acknowledges and agrees that any Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith.
Further, no notice shall be required of such pledge. From and after the Effectiveness Date, at the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of "Selling Stockholders" thereunder.

          4.2 Furnishing of Information. The Company covenants that it will take such action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, within the limitations of the exemptions provided by Rule 144.

          4.3 Integration. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Trading Market.

          4.4 Reservation of Securities. The Company shall maintain a reserve from its duly authorized Common Shares for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents, provided that prior to stockholder approval of the Proposal the Company shall maintain all of its authorized but unissued shares of Common Stock in satisfaction of such obligation, other than any such shares reserved for issuance contemplated as of the date hereof.

          4.5 Access. In addition to any other rights provided by Law or set forth herein, from and after the date of this Agreement and for so long as any of the Shares remain outstanding, the Company shall, and shall cause each of the Subsidiaries to (a) give each Purchaser and its representatives, at the request of such Purchaser, access, subject to any contractual limitations or limitation of applicable Law, during reasonable business hours, to all properties, assets, books, contracts, commitments, reports, records relating to the Company and the Subsidiaries, and (b) to use commercially reasonable efforts to give each Purchaser and its representatives, at the request of such Purchaser, access, during reasonable business hours, to the management, accountants, lenders, customers and suppliers of the Company and the Subsidiaries.

          4.6 Use of Proceeds. The Company shall use substantially all of the net proceeds from the sale of the Securities and the Rights Offering contemplated hereunder for working capital, general corporate purposes and reduction of net debt, including, without limitation, open market purchases, call or repayment at maturity of outstanding Indebtedness.

          4.7 D & O Insurance; Board. So long as any Purchaser Designee is on the Board, the Company shall maintain directors' and officers' liability insurance providing coverage in such amounts and on such terms as is customary for a publicly traded company of similar size to the Company but in no event in an amount less than the amount in the aggregate of coverage under the policies in effect as of the date hereof, as reflected on Schedule 3.1(q)(1). Such insurance shall include coverage for all directors of the Company, including any Purchaser Designee. The Company shall use its reasonable best efforts to ensure that meetings of its Board are held at least four (4) times each year and at least once each quarter. The Company shall provide adequate advance notice of such meetings to all members of the Board as provided in the Company's by-laws.

          4.8 Properties;  Business  Insurance.  Except as expressly provided in
Section 4.7 above, the Company shall obtain and maintain and cause each of its Subsidiaries to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties, contingencies and other risks and hazards and of such types and in such amounts as is customary for companies similarly situated.

          4.9 Indemnification. (a) To the fullest extent lawful, subject to the limitations in Section 4.9(b), the Company shall indemnify and hold harmless each Purchaser and Related Persons from and against any and all Losses, as incurred, directly or indirectly arising out of, based upon or relating to (i) any breach by the Company of any of the representations, warranties, covenants or other agreements made by the Company in any of the Transaction Documents, or any allegation by a third party that, if true, would constitute such a breach, or (ii) any Proceeding brought by or against any Person, directly or indirectly, in connection with or as a result of any of the Transactions. The indemnification and expense reimbursement obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any of the respective successors, assigns, heirs and personal representatives of each Purchaser and any such Related Persons. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable Law, the Company shall pay or reimburse each Purchaser on demand for all costs of collection and enforcement incurred by such Purchaser (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse each Purchaser on demand for all costs of such Purchaser incurred (i) in enforcing the indemnification obligations in this Section 4.9, and (ii) in connection with the amendment, modification or supplementation of any Transaction Document.

               (b) The Company shall not be required to indemnify any Purchaser or any Related Persons for any Persons pursuant to Section 4.9(a)(i) for Losses arising from breaches of representations, warranties, covenants or other agreements made by the Company (i) unless the aggregate of all Losses for which the Company would, but for this Section 4.9(b)(i), be liable exceeds $500,000 on a cumulative basis (and then from the first dollar); and (ii) to the extent such Losses are in excess of the aggregate proceeds to the Company paid by the Purchasers under all of the provisions of this Agreement. The amount of any Losses incurred by any Purchaser or any Related Person shall be reduced by the net amount such Purchaser or Related Party receives (after deducting all reasonably attorneys' fees, expenses and other costs of recovery) from any insurer of the Company pursuant to a policy held by the Company or other party liable for such Losses.

          4.10  Approvals;   Taking  of  Actions.  The  Company  shall  use  its
commercially reasonable best efforts to (a) take or cause to be taken all actions, and to do or cause to be done all other things, necessary, proper or advisable to consummate the Transactions as promptly as practicable, and (b) obtain in a timely manner all necessary waivers, consents and approvals, including, without limitation, those set forth in Section 3.1(e) and effect all necessary registrations and filings, including, without limitation, the preparation, mailing and filing of an information statement pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder (the "Information Statement"). Each Purchaser and the Company shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing party and its advisors prior to filing. Each Purchaser and the Company shall use their respective commercially reasonable efforts to furnish to each other all information required for any application or other filing to be made pursuant to any applicable Law in connection with the Transactions, including, without limitation, all information requested by the Company from such Purchaser that is required to be disclosed in the Information Statement. The Company shall give any notices to third parties, and use its commercially reasonable efforts to obtain any third party consents related to or required in connection with or to consummate the Transactions. Prior to the Closing, the Company shall enter into each of the Consulting Agreement and the Separation Agreement attached hereto as Exhibits E-1 and E-2, respectively, with Johann R. Manning, Jr., and neither the Company nor any of its Affiliates nor anyone acting on any of their respective behalf shall enter into any other agreement or arrangement with Johann R. Manning, Jr., or agree to do the foregoing, and the Company acknowledges that any breach of any of the obligations set forth in this sentence shall be deemed a material failure to fulfill a condition under this Agreement.

         4.11 Purchaser Directors.

               (a) Subject to Section 4.11(b), the Company agrees that:

                    (i) the Purchasers shall have the right to designate an aggregate of four (4) nominees, to be elected to the Board initially by the three (3) remaining Board members (each such designee, and any other person later designated by the Purchasers for election to the Board to replace such initial four (4) nominees designated by the Purchasers, as specified in the Information Statement, or their replacements, a "Purchaser Designee").

                    (ii) the Board shall consist of not more than seven (7) members.

                    (iii) the Company agrees to take all actions within its authority (i) to cause each Purchaser Designee to be appointed to the Board,
(ii) thereafter to cause the nomination of each Purchaser Designee in connection with any subsequent proxy statement or information statement pursuant to which the Company intends to solicit stockholders with respect to the election of directors, (iii) to recommend in connection with any such subsequent proxy statement or information statement that stockholders of the Company vote for the election of each of the Purchaser Designees, (iv) to elect each Purchaser Designee to all committees of the Board, provided that such Purchaser Designees meet the applicable membership requirements of the Commission and the Trading Market, (v) to provide the same compensation (except as provided in the Management Agreement) and rights and benefits of indemnity to the Purchaser Designees once they become a director as are provided to other non-Employee directors, and (vi) use its commercially reasonable efforts to ensure that at least four (4) Purchaser Designees remain on the Board at all times.

If, prior to the end of the term of any member of the Board that is a Purchaser Designee, a vacancy in the office of such director shall occur by reason of death, resignation, removal or disability, or for any other cause, such vacancy shall be filled by another designee of the Purchasers. The Purchasers shall have the right to replace any Purchaser Designee on the Board at any time with or without cause.

               (b) The provisions of Section 4.11(a) shall apply only for so long as all of the following are satisfied: (i) the Purchasers beneficially own, directly or indirectly and on an as-converted basis, in the aggregate at least 50% of the Shares purchased at the Closing or Common Shares issued upon conversion thereof, subject to proportional adjustments to reflect stock splits, combinations, subdivisions, or other similar recapitalizations or events, and
(ii) the Series A Preferred  Stock is subject to any  limitation on voting under
Section 11(d) of the Series A Certificate of Designations.

          4.12 Registered Exchange Offer.

               (a) The Company shall prepare and file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer as soon as reasonably practicable after the Closing Date. The Company shall use its reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act as soon as reasonably practicable after the Closing Date.

               (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer.

               (c) In connection with the Registered Exchange Offer, the Company shall:

                    (i) mail or cause to be mailed to each 7.375% Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and other related documents;

                    (ii) keep the Registered Exchange Offer open for not less than twenty (20) Business Days after the date notice thereof is delivered to the 7.375% Holders (or longer if required by applicable Law);

                    (iii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Securities Act, supplemented and amended as required, under the Securities Act to ensure that it is available for sales of Exchange Notes during the Exchange Offer Registration Period;

                    (iv) solicit, and use its commercially reasonable efforts to obtain the consent of holders of the 7.375% Notes, to the replacement, as of the consummation of the Registered Exchange Offer, of the covenants contained in the indenture relating to the 7.375% Notes substantially identical to those applicable to the Exchange Notes;

                    (v) utilize the services of a depositary for the Registered Exchange Offer, which may be the Trustee or an Affiliate thereof; and

                    (vi) comply in all  material  respects  with all  applicable
Laws.

               (d) As soon as practicable after the close of the Registered Exchange Offer, the Company shall:

                    (i) accept for exchange all 7.375% Notes properly tendered and not validly withdrawn pursuant to the Registered Exchange Offer on or prior to its expiration;

                    (ii) deliver or cause to be delivered to the Trustee for cancellation all 7.375% Notes so accepted for exchange; and

                    (iii) cause the Trustee promptly to authenticate and deliver to each 7.375% Holder so accepted for exchange a principal amount of Exchange Notes equal to the principal amount of the 7.375% Notes of such holder so accepted for exchange.

               (e) Each 7.375% Holder participating in the Registered Exchange Offer shall be required to represent to the Company that, at the time of the consummation of the Registered Exchange Offer:

                    (i) any Exchange Notes received by such 7.375% Holder will be acquired in the ordinary course of business; and

                    (ii)  such  7.375%  Holder  will  have  no   arrangement  or
understanding with any Person to participate in the further distribution of the Exchange Notes within the meaning of the Securities Act.

               (f) If the Company does not receive the requisite consents of holders of the 7.375% Notes for the action described in Section 4.12(c)(iv) and is unable to refinance its current credit facility or obtain a new credit facility, then, at the Company's option, exercised by not later than three (3) months after the close of the Registered Exchange Offer, the Purchasers shall offer to directly or indirectly provide and, if such offer is accepted by the Company, shall provide a $25,000,000 (or such lesser amount as the Company may request) off-balance sheet metals consignment credit facility to the Company at an annual rate of three (3)-month LIBOR plus a margin of 500 basis points, on terms reasonably satisfactory to the Company and each Purchaser; provided that this Section 4.12(f) shall not restrict the Company in such event from seeking or obtaining similar financing from third parties on more favorable terms.

               (g) Each Purchaser hereby consents that in the event the Company receives the requisite consents of holders of the 7.375% Notes for the action described in Section 4.12(c)(iv), then the Company may, in its sole discretion, seek to refinance the Amended and Restated Credit Agreement among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia Bank, National Assocation, as administrative agent, as amended as of December 15, 2006.

               (h) The Purchasers shall cause 100% of the 7.375% Notes owned by the Purchasers to be tendered into the Registered Exchange Offer and in no event less than $25,000,000 face amount of 7.375% Notes to be tendered into the Registered Exchange Offer.

          4.13 Rights Offering; Standby.

               (a) As soon as practicable after the Closing, the Company shall conduct a rights offering (the "Rights Offering") under which the then existing holders of Common Shares, not including the Purchasers, if applicable, will be offered the right to purchase up to $51,100,000 of Common Shares to be issued by the Company at a price per share equal to the Conversion Price of the Series A Preferred Stock (as defined in and in accordance with the Series A Certificate of Designations). Pursuant to the Rights Offering, each such holder of Common Shares shall have the right to purchase from the Company such number of Common Shares (rounded up or down (with .5 being rounded up) to the nearest whole number which could be zero or as otherwise required by the rules of the Trading Market) equal to the product of (i) a fraction, the numerator of which is the number of Common Shares then held by such holder and the denominator of which is the total number of Common Shares then outstanding but excluding the Shares, any Underlying Shares and any Common Shares otherwise held by the Purchasers not acquired in respect of the Transactions, multiplied by (ii) a fraction, the numerator of which is $51,100,000 and the denominator of which is equal to the Conversion Price of the Series A Preferred Stock. Within forty-five (45) days following the consummation of the Rights Offering (the "Standby Period"), each Purchaser shall be obligated to purchase a number of additional shares of Series A Preferred Stock (the "Standby Shares"), at a per share price of $1,000, representing its pro-rata share (as set forth in Schedule 4.13(a)) of an amount not to exceed $25,000,000 minus the gross proceeds to the Company (up to $25,000,000) for the Common Shares purchased in the Rights Offering. If at any time the Purchasers in the aggregate own such number of shares of Series A Preferred Stock (taking into account the Standby Shares actually purchased, if applicable) representing less than 55% of the outstanding capital stock of the Company on an as-converted, fully diluted basis (the "Minimum Ownership Percentage"), then each Purchaser shall have the right to purchase in cash, in its sole discretion, a number of additional shares of Series A Preferred Stock, at a per share price of $1,000, equal to its pro-rata share (based on its portion of the Aggregate Purchase Price) of the number of shares which would cause the Purchasers in the aggregate to reach the Minimum Ownership Percentage (the "Option Shares"); provided that such right will expire ninety (90) days after the consummation of the Rights Offering and provided, further, that for 30 additional days after the expiration of such right, any Purchaser that has purchased its full portion of the Option Shares shall have the right on the terms above to purchase any portion of the Option Shares not purchased by the other Purchaser in such initial ninety (90)-day period.

               (b) The Company shall, as promptly as practicable following the Closing, prepare and file with the Commission a registration statement, including a prospectus (the "Rights Offering Registration Statement"), in connection with the registration under the Securities Act of the Rights Offering, including the Common Shares, including, without limitation, Common Shares issuable upon conversion of the Standby Shares and the Option Shares, in each case issuable pursuant to the Rights Offering. The Company will provide each Purchaser and Purchaser Counsel with a reasonable opportunity to review and comment on the Rights Offering Registration Statement (including the prospectus contained therein) or any amendment or supplement thereto prior to the filing thereof with the Commission. The Company and each Purchaser shall consult and cooperate with each other in the preparation and filing of the Rights Offering Registration Statement (including the prospectus contained therein) and the Company will provide each Purchaser and Purchaser Counsel with a copy of all such filings with the Commission. The Company shall, as promptly as practicable after the receipt thereof, provide to each Purchaser and Purchaser Counsel copies of any written comments, and advise the Purchasers of any oral comments, with respect to the Rights Offering Registration Statement received from the staff of the Commission. The Company shall use commercially reasonable efforts to cause the Rights Offering Registration Statement to be declared effective as promptly as practicable after filing with the Commission, including, without limitation, using commercially reasonable efforts to cause its accountants to deliver necessary or required instruments, such as opinions, consents and certificates, and will take any other action required or necessary to be taken under applicable Laws.

          4.14 Stockholder Approval.

               (a) The Company shall seek, and use its best efforts to obtain as soon as possible, but in no event later than June 30, 2007, or 240 days after the Closing in the event the proxy materials shall be reviewed by the Commission, stockholder approval of an increase in the number of authorized Common Shares under the Company's Restated Certificate of Incorporation from 40,000,000 shares to at least 175,000,000 or such greater amount as may be authorized by the Board at the time the proxy materials are prepared to be mailed to the Company's stockholders (the "Proposal"). Each Purchaser shall vote any shares of Common Stock and Series A Preferred Stock held by it at the applicable time in favor of the Proposal to the greatest extent such shares may be voted by it.

               (b) As soon as practicable following the date of this Agreement, but in no event later than sixty (60) days following the date of this Agreement, the Company shall prepare and file with the Commission preliminary proxy materials in connection with the sooner of the next annual or special meeting (the "Meeting") of its stockholders, seeking approval of the Proposal. The Company shall use its reasonable best efforts to cause such proxy materials to reach the "no further comment" stage as soon as possible (the date such stage is reached, the "Clearance Date") and to hold the Meeting as soon as possible following the Clearance Date, but in no event later than sixty (60) days following the Clearance Date.

               (c) The Board shall recommend approval of the Proposal by the Company's stockholders provided that such recommendation does not, as a result of events occurring after the date hereof, in the sole determination of the Board, constitute a breach of a director's fiduciary duties to the Company or its stockholders. The Company shall mail and distribute its proxy materials for the Meeting to its stockholders at least 30 days prior to the date of the Meeting and shall actively solicit proxies to vote for the Proposal, subject to the proviso to the immediately preceding sentence. The Company shall provide each Purchaser and Purchaser Counsel an opportunity to review and comment on such proxy materials by providing copies of such proxy materials and any revised version of such materials to each Purchaser and Purchase Counsel at least three
(3) days prior to its filing with the Commission. The Company shall provide each Purchaser and Purchaser Counsel with excerpts of all correspondence from or to the Commission or its staff concerning the Proposal promptly after the same is sent or received by the Company and summaries of any comments of the Commission's staff concerning the Proposal which the Company receives orally promptly after receiving such oral comments. The Company shall (i) furnish to each Purchaser and Purchaser Counsel a copy of its definitive proxy materials for the Meeting and any amendments or supplements thereto promptly after the same are first mailed to stockholders or filed with the Commission, (ii) inform each Purchaser of the progress of solicitation of proxies for such meeting and
(iii) inform each Purchaser of any adjournment of the Meeting and report the result of the vote of stockholders on the Proposal at the conclusion of the Meeting.

               (d) If for any reason the Proposal is not approved at the Meeting, the Company will, at the request of the Purchasers, either (i) if its Common Shares are then listed on the New York Stock Exchange, take all actions necessary to delist its Common Shares from the New York Stock Exchange or (ii) take such additional acts or actions as are necessary to hold an additional annual meeting or special meeting of its stockholders to consider the Proposal and in conjunction therewith shall hire a nationally recognized proxy solicitation firm, selected by mutual agreement of the Purchasers which is reasonably satisfactory to the Company, to assist the Company in obtaining the necessary stockholder votes to approve the Proposal. In addition, the Company shall take all actions within its power reasonably requested by the Purchasers to authorize sufficient shares of Common Stock to allow for full conversion of the Shares as promptly as practicable. The Company shall bear all costs and expenses of the preparation and filing of any and all proxy materials and additional meetings contemplated by this Section 4.14, including but not limited to the costs and expenses of the proxy solicitation firm if needed.

         4.15 Certain Activities. From the date hereof until the expiration of the period of ten (10) Trading Days following the public announcement of the transactions contemplated by this Agreement, (i) each Purchaser shall not, and shall not permit any of its Affiliates or any Person acting on behalf of any of them to, sell any shares of Common Stock or cause or induce any other Person to sell any shares of Common Stock or take any other action (except as required by Law) that would reasonably be expected to depress the price of the Common Stock on the Trading Market below the price that would otherwise prevail, and (ii) the Company shall not, and shall not permit any of its Affiliates or any Person acting on behalf of any of them to, purchase any shares of Common Stock or cause or induce any other Person to purchase any shares of Common Stock or take any other action (except as required by Law) that would reasonably be expected to elevate the price of the Common Stock on the Trading Market above the price that would otherwise prevail.

          4.16 Limitations on Conversion. Each Purchaser agrees that, until the Proposal has been approved by the stockholders of the Company and the related Certificate of Amendment to the Company's Restated Certificate of Incorporation has been filed with the Secretary of State of the State of Delaware, (i) notwithstanding anything to the contrary in any Transaction Document, it shall not seek to convert any Shares into a number of Common Shares that exceeds the number of Common Shares that are then authorized but not issued or reserved for other purposes, and (ii) it shall not transfer any Shares to any Person unless such Person enters onto an agreement with the Company containing restrictions on conversion and transfer substantially similar to those contained in this Section 4.16.

                                   ARTICLE V
                                   CONDITIONS

          5.1 Conditions Precedent to the Obligations of the Purchasers. The obligation of each Purchaser to acquire Shares at the Closing is subject to the satisfaction by the Company or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

               (a) Representations and Warranties. The representations and warranties of the Company contained in the Transaction Documents shall be true and correct in all material respects (without giving effect to any qualifications as to materiality herein or therein) as of the date when made and as of the Closing as though made on and as of such time;

               (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing, including, without limitation, delivering or causing the delivery of those items required to be delivered pursuant to
Section 2.2(a);

               (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that prohibits the consummation of any of the Transactions;

               (d) Certificate of Designations. The Series A Certificate of Designations shall have been duly adopted and executed and filed with the Secretary of State of the State of Delaware. The Company shall not have adopted or filed any other document designating terms, relative rights or preferences of the Shares. The Series A Certificate of Designations shall be in full force and effect as of the Closing under the laws of the State of Delaware and shall not have been amended or modified, and a copy of the Series A Certificate of Designations certified by the Secretary of State of the State of Delaware shall have been delivered to Purchaser Counsel;

               (e) Adverse Changes. Since the date of this Agreement, there shall have been no Material Adverse Effect in the reasonable determination of such Purchaser;

               (f) No Suspensions of Trading in Common Shares. Trading in the Common Stock shall not have been suspended by the Commission (except for any suspensions of trading of not more than one (1) Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of this Agreement.

               (g) Information Statement. At least ten (10) days shall have elapsed since the Company filed the Information Statement with the Commission and transmitted the Information Statement to all holders of record of Common Stock as of the date of transmission;

               (h) Directors. The Company shall have delivered evidence reasonably satisfactory to the Purchasers that subject to and effective immediately prior to the Closing (i) at least five (5) of the then current members of the Board shall have resigned, (ii) the number of authorized members of the Board shall have been reduced to seven (7), and (iii) the four (4) vacancies on the Board shall have been filled by the Purchaser Designees, in accordance with Section 4.11;

               (i) Consents. The Company shall have delivered evidence reasonably satisfactory to the Purchasers that the Company has obtained a waiver from Wachovia Bank, National Association ("Wachovia") (and any other parties necessary in order to give such waiver) of certain provisions of the Amended and Restated Receivables Purchase Agreement and the Receivables Sales Agreement among the Company, Wachovia and the other parties thereto, each as amended as of December 15, 2006 (collectively, the " Receivables Credit Facilities") relating to a change in control of the Company;

               (j) Amendments. The Company shall have delivered evidence reasonably satisfactory to the Purchasers that the Company has obtained amendments to the financial covenants contained in the Amended and Restated Credit Agreement among the Company and its U.S. subsidiaries, the lenders named therein and Wachovia, as administrative agent, as amended as of December 15, 2006 (the "Revolving Credit Facility") and the Receivables Credit Facilities, in each case on terms reasonably satisfactory to the Purchasers;

               (k) Golden Dragon. Golden Dragon Precise Copper Tube Group, Inc. ("Golden Dragon") shall have executed a written acknowledgment in the form attached hereto as Exhibit F and a copy of such acknowledgement shall have been provided to the Purchasers; and

               (l) Chief Executive Officer. The Company and Johann R. Manning, Jr. shall each have executed and delivered the Consulting Agreement and the Separation Agreement in the forms attached hereto as Exhibits E-1 and E-2 respectively.

          5.2 Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell Shares to each Purchaser at the Closing is subject to the satisfaction by such Purchaser or waiver by the Company, at or before the Closing, of each of the following conditions:

               (a) Representations and Warranties. The representations and warranties of such Purchaser contained herein and the other Transaction Documents shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such time;

               (b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing, including, without limitation, delivering or causing the delivery of those items required to be delivered pursuant to Section 2.2(b); and

               (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any Governmental Authority of competent jurisdiction that prohibits the consummation of any of the Transactions.

                                   ARTICLE VI
                                  MISCELLANEOUS

          6.1 Exclusive Dealing. Unless and until this Agreement is terminated as provided herein prior to the consummation of the Closing, the Registered Exchange Offering and the Rights Offering, the Company shall not (and shall cause each of its shareholders, officers, directors, employees or agents (collectively, "Company Related Persons") not to) either:

               (a)   solicit   bids  or  offers  or  initiate   discussions   or
negotiations with; or

               (b) on an unsolicited basis furnish or cause to be furnished any information concerning the Company to,

any Person (other than the Purchasers and any Related Person and, if and to the extent required by Law, any Governmental Authority) relating to any proposal with respect to any merger or consolidation of the Company with any other Person, the acquisition of any securities or any significant portion of the assets and properties of the Company, or any liquidation, dissolution, restructuring or recapitalization of the Company (each an "Alternative Restructuring"). Notwithstanding anything herein to the contrary, if the Board shall, at any time, determine that an Alternative Restructuring is superior to the Transactions proposed herein, and if the Board shall determine in the exercise of its fiduciary duties it is required to pursue such Alternative Restructuring, then the Company and the Company Related Persons shall be released from any obligation under this Section 6.1 to the extent, and only to the extent, necessary to pursue such Alternative Restructuring consistent with the exercise of such fiduciary duties. If the Company receives, or if any of the Company Related Persons receive, any inquiry or proposal of an Alternative Restructuring, then the Company shall (and it shall cause the Company Related Persons to) promptly notify the Purchasers of the existence, material terms and status of any such inquiry or proposal.

          6.2 Termination.

               (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date:

                    (i) by the mutual consent of the Company and each Purchaser; provided that the Company shall be required to represent to each Purchaser at the time of such termination that the Company is not in material breach of any of the provisions of this Agreement;

                    (ii) by any Purchaser if (x) the Closing has not been consummated by February 28, 2007; or (y) the Company is in material breach of its obligations under this Agreement; or

                    (iii) by the Company, if necessary to pursue an Alternative Restructuring in accordance with Section 6.1.

               (b) In the event that:

                    (i) any  Purchaser  terminates  this  Agreement  pursuant to
Section  6.2(a)(ii)(y)  because the Company has breached its  obligations  under
Section 6.1;

                    (ii) any Purchaser  terminates  this  Agreement  pursuant to
Section 6.2(a)(ii), (unless the failure to close by the date set forth in clause
(x) of such section is due solely to a breach of this Agreement by such Purchaser) and within one (1) year after any such termination, the Company consummates an Alternative Restructuring; or

                    (iii) the  Company  terminates  this  Agreement  pursuant to
Section 6.2(a)(iii);

then, in any such event, the Company shall pay the Purchasers, as the Purchasers' liquidated damages (and not as a penalty) incurred by the Purchasers in connection with this Agreement and the Transactions, the aggregate sum of $4,000,000 (subject to reduction pursuant to Section 6.3(b)), to be divided among the Purchasers pro rata according to their respective portions of the Aggregate Purchase Price. Such $4,000,000 (subject to reduction pursuant to
Section 6.3(b)) shall be paid by wire transfer of immediately available funds, in the case of clause (i) above, within two (2) business days after such termination, in the case of clause (ii) above, simultaneously with the consummation of such Alternative Restructuring and in the case of clause (iii) above, in no event later than the 30th day after such termination.

               (c) No termination of this Agreement shall affect the right of any party to sue for any breach by the other party (or parties).

          6.3 Fees and Expenses. The Company shall pay to each Purchaser upon the Closing or earlier termination of this Agreement pursuant to Section 6.2 the legal, accounting, consulting, travel and all other out-of-pocket expenses incurred by such Purchaser and Purchaser Counsel in connection with due diligence and the preparation and negotiation of the Transaction Documents and otherwise in connection with the Transactions (the "Fees and Expenses"); provided that (a) such reimbursement obligation with respect to such Fees and Expenses shall not exceed $1,250,000, and (b) the termination fee contemplated in Section 6.2 shall be subject to reduction in the amount of such Fees and Expenses to the extent paid. For the avoidance of doubt, the Fees and Expenses payable under this Agreement shall not include and are in addition to (x) any compensation payable to Imperial Capital, LLC pursuant to that certain engagement letter dated September 15, 2006 between Imperial Capital, LLC and Plainfield Special Situations Master Fund Limited, as amended December 11, 2006, and/or (y) the fees payable or contemplated to be paid to the Purchasers or their respective Affiliates by that certain Letter of Intent dated as of November 7, 2006 between the Company, Alpine and Plainfield and by that certain Letter Agreement dated September 15, 2006 between the Company, Alpine and Plainfield pursuant to the respective terms thereof), which compensation and fees shall be paid in accordance with such agreements. Except as expressly set forth in this Section 6.3 or the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

          6.4 HSR Act Filings. As promptly as practicable after the date hereof, if and to the extent the parties reasonably determine that the purchase of the Standby Shares and/or the Option Shares will cause a filing under the HSR Act to be necessary, the Company and each Purchaser will prepare and will make (or each will cause its "ultimate parent entity" to prepare and make) the filings required to be made with the FTC and the DOJ under the HSR Act in connection with the Transactions. If the FTC or the DOJ requires any additional information with respect to the Transactions, the Company and the Purchasers shall reasonably cooperate with each other in obtaining and preparing such information and delivering it to the FTC and the DOJ as promptly as reasonably practicable. Prior to furnishing any written materials or presentations to the FTC or the DOJ in connection with the transactions provided for by this Agreement, the Purchasers shall furnish the Company with a copy thereof and the Company shall furnish the Purchasers with a copy thereof, as applicable, and the party to whom such materials or presentations are furnished shall have a reasonable opportunity to provide comments thereon. The Company and each Purchaser shall provide to the other parties hereto prompt written notice if it receives any notice or other communication from the FTC or the DOJ in connection with the transactions provided for by this Agreement and, in the case of any such notice or communication that is in writing, shall promptly furnish such other parties with a copy thereof. Any fees and expenses incurred in respect of, or in connection with, any filings under the HSR Act in connection with the Transactions shall be borne by the Company.

          6.5 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto and the other agreements referenced herein or therein, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, each Party will execute and deliver to each other Party such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Each Party acknowledges that no other Party has made any representations, warranties, promises or commitments other than as set forth in the Transaction Documents, including any promises or commitments for any additional investment by any such Party.

          6.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 6.6 prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:


         If to the Company:                                  WOLVERINE TUBE, INC.
                                                             200 Clinton Avenue West, Suite 1000
                                                             Huntsville, Alabama 35801
                                                             Attn:    James E. Deason
                                                             Phone:  (256) 580-3500
                                                             Fax:  (256) 580-3996

         With a copy (which shall not constitute notice)     LeBoeuf, Lamb, Greene & MacRae LLP
         to:                                                 125 West 55th Street
                                                             New York, New York 10019
                                                             Attn:  Lawrence A. Larose, Esq.
                                                                    Matthew M. Ricciardi, Esq.
                                                             Phone:  (212) 424-8000
                                                             Fax:  (212) 424-8500

         If                                                  to a Purchaser: To
                                                             the address set
                                                             forth under such
                                                             Purchaser's name on
                                                             the signature pages
                                                             attached hereto.

         In  each  case,  with  a  copy  (which  shall  not  Proskauer Rose LLP constitute notice) to each other Purchaser and to:  1585 Broadway
                                                             New York, NY  10036-8299
                                                             Facsimile No.:  (212) 969-2900
                                                             Attn:  Ronald R. Papa, Esq. and
                                                                     Adam J. Kansler, Esq.

or such other address as may be designated in writing hereafter, in the same manner, by such Person by two (2) Trading Days' prior notice to the other party in accordance with this Section 6.6.

          6.7 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser, or, in the case of a waiver, by each Purchaser whose rights under this Agreement are affected thereby. Any waiver executed by such Purchaser(s) shall be binding on the Company and all holders of Securities. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

          6.8 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any Party. The representations and warranties in this Agreement are the product of negotiations among the Parties and are for the sole benefit of the Parties. Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with this Agreement without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, except as expressly provided in Section 4.9, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

          6.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may from time to time assign its rights under this Agreement to any Person or Persons to whom such Purchaser assigns or transfers any Securities; provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof and of the applicable Transaction Documents that apply to the "Purchasers."

          6.10 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.9 and (in each case) may enforce the provisions thereof directly against the parties with obligations thereunder.

          6.11 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the Transactions (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and U.S. federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any of the Transactions (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by applicable Law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, any and all right to trial by jury in any Proceeding arising out of or relating to any of the Transaction Documents or the Transactions. If any party shall commence a Proceeding to enforce any provisions of any Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

          6.12  Survival.  The  representations,   warranties,   agreements  and
covenants contained herein shall survive the Closing and the delivery, exercise and/or conversion of the Securities, as applicable.

          6.13 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one (1) and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

          6.14 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          6.15 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

          6.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by Law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any Proceeding for specific performance of any such obligation the defense that a remedy at law would be adequate.

          6.17 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in Common Shares or Common Share Equivalents, combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

          6.18 Signature by the Company. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not become effective and shall have no legal or binding force or effect unless duly executed and delivered to the Purchasers by the Company at or prior to 4:00 p.m. (New York City time) on Wednesday, January 31, 2007.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Preferred Stock Purchase Agreement to be duly executed and delivered by their respective authorized signatories as of the date first indicated above.

                              WOLVERINE TUBE, INC.


                              By: /s/ Johann R. Manning, Jr.
                                 ----------------------------------------
                                  Name: Johann R. Manning, Jr.
                                  Title:




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES OF PURCHASERS FOLLOW.]

                              PURCHASERS:

                              THE ALPINE GROUP, INC.

                              By:



                              By: /s/ K. Mitchell Posner
                                 ----------------------------------------
                                  Name: K. Mitchell Posner
                                  Title: Executive Vice President


                              Address for Notice:

                              One Meadowlands Plaza
                              East Rutherford, New Jersey
                              Phone: (201) 549-4400
                              Fax: (201) 549-4428
                              Attn: Steven S. Elbaum

                              PURCHASERS:

                              PLAINFIELD SPECIAL SITUATIONS MASTER
                                  FUND LIMITED

                              By:



                              By: /s/ Thomas X. Fritsch
                                 ----------------------------------------
                                  Name: Thomas X. Fritsch
                                  Title: Authorized Individual


                              Address for Notice:

                              c/o Plainfield Asset Management LLC.
                              55 Railroad Avenue
                              Greenwich, CT 06830
                              Phone:  (203) 302-1715
                              Fax:  (203) 302-1779
                              Attn:  Thomas X. Fritsch

                                  Schedule 2.1
                                  ------------

Purchaser:                                               Number of Shares:

The Alpine Group, Inc.                                   10,000

Plainfield Special Situations Master Fund Limited        40,000

                                    EXHIBIT A
                                    ---------

                              WOLVERINE TUBE, INC.

                                 ---------------



                           CERTIFICATE OF DESIGNATIONS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK


        (Pursuant to Section 151 of the Delaware General Corporation Law)

                                 ---------------

          Wolverine Tube, Inc., a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the "DGCL") does hereby certify that, in accordance with
Section 141(c) of the DGCL, the following resolution was duly adopted by the Board of Directors of the Corporation as of January 31, 2007:

          RESOLVED, that the Board of Directors (the "Board") of the Corporation pursuant to authority expressly vested in it by the provisions of the Restated Certificate of Incorporation of the Corporation, hereby authorizes the issuance of a series of preferred stock designated as the Series A Convertible Preferred Stock, par value $1.00 per share, of the Corporation and hereby fixes the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Restated Certificate of Incorporation of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

                      SERIES A CONVERTIBLE PREFERRED STOCK

          1. Designation, Amount and Par Value. There is hereby designated a series of the Corporation's preferred stock as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), and the number of shares so designated shall be 76,500. Each share of Series A Preferred Stock shall have a par value of $1.00 per share. The "Stated Value" for each share of Series A Preferred Stock shall equal $1,000.00.

          2. Definitions. In addition to the terms defined elsewhere in this Certificate of Designations the following terms have the meanings indicated:

                    "Bankruptcy Event" means any of the following events: (a) the Corporation or a Subsidiary of the Corporation commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Subsidiary thereof; (b) there is commenced against the Corporation or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement; (c) the Corporation or any Subsidiary is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Corporation or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Corporation or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Corporation or any

          Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; (g) the Corporation or any Subsidiary calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (h) the Corporation or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                    "Business Day" means any day except Saturday, Sunday and any day on which banking institutions in New York City are authorized or required by law or other governmental action to close.

                    "Cash End Availability" means all cash and financing available to the Corporation for the payment of dividends, including without limitation resulting from any accounts receivable financing or securitization, proceeds from the issuance of Series A Preferred Stock and any other capital stock or other securities issued by the Corporation for cash.

                    "Commission" means the United States Securities and Exchange Commission.

                    "Common Stock" means the common stock of the Corporation, par value $0.01 per share, and any securities into which such common stock may hereafter be reclassified.

                    "Continuing Director" means (i) any individual who is a member of the Board on the date of execution of the Purchase Agreement and (ii) any individual who is appointed to the Board or nominated for election to the Board by other Continuing Directors.

                    "Conversion Price" shall equal $[ ](1), as adjusted for stock dividends, stock splits, stock combinations or other similar events and as adjusted pursuant to the terms of this Certificate of Designations.

                    "Equity Conditions" means, with respect to all shares of Common Stock issuable upon conversion of the Series A Preferred Stock, that each of the following conditions is satisfied: (i) the number of authorized but unissued and otherwise unreserved shares of Common Stock is sufficient for such issuance; and (ii) such shares of Common Stock are registered for resale by the Holders and may be sold by the Holders pursuant to an effective registration statement under the Securities Act or all such shares may be sold without volume restrictions pursuant to Rule 144(k) under the Securities Act.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    "Excluded Stock" means (a) any Common Stock or Common Share Equivalents, restricted stock, stock options or stock appreciation rights issued or issuable to employees, consultants or directors of the Corporation pursuant to a stock option plan, stock purchase plan, stock bonus plan, deferred compensation plan, employee benefit plan or management grant ("Incentives"), in each case as in effect on the date of the Purchase Agreement or as approved by the Board (including the Series A Directors) after the date of the Purchase Agreement, and shares of Common Stock issued or issuable upon the exercise of any of the

------------------------
(1) Equal to the lower of (x) $1.10 and (y) the arithmetic average of the closing prices of the Common Stock on the Trading Market for the ten (10) consecutive Trading Days immediately following the public announcement of the transaction pursuant to which the Series A Preferred Stock will be issued.

          foregoing Incentives and (b) Common Stock or Common Share Equivalents issued or issuable in connection with a bona fide business acquisition by the Corporation of another company or entity, not principally for the purpose of acquiring cash.

                    "Fundamental Transaction" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date of the Purchase Agreement by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of fifty percent or more of the voting rights or voting equity interests in the Corporation; (ii) Continuing Directors cease to constitute more than one-half of the members of the Board; (iii) a merger or consolidation of the Corporation or any Subsidiary or a sale of all or substantially all of the assets of the Corporation or any Subsidiary in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Corporation's securities prior to the first such transaction continue to hold at least one-half of the voting rights or voting equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Corporation or any Subsidiary that constitutes or results in a transfer of more than one-half of the voting rights or voting equity interests in the Corporation; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Corporation; (vi) any tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and as a result of which the Persons who own Common Stock immediately prior to the launch of such tender offer or exchange offer do not own a majority of the outstanding equity interests of the Company, directly or indirectly, immediately after the consummation thereof; (vii) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property; or (viii) the execution by the Corporation of an agreement directly or indirectly providing for any of the foregoing events.

                    "Holder" means any holder of Series A Preferred Stock.

                    "Indebtedness" of any Person means (a) all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such Person or for which such Person is responsible or liable (whether by guarantee of such indebtedness, agreement to purchase indebtedness of, or to supply funds to or invest in, others or otherwise), (b) any direct or contingent obligations of such Person arising under any letter of credit (including standby and commercial), bankers acceptances, bank guaranties, surety bonds and similar instruments, and (c) all indebtedness pursuant to clauses (a) and (b) above of another entity secured by any lien existing on property or assets owned by such Person.

                    "Involuntary   Change  of  Control"  means  any  Fundamental
          Transaction not approved by at least five (5) members of the Board.

                    "Junior Securities" means the Common Stock and all other equity or equity equivalent securities of the Corporation.

                    "Liquidation Event" means any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary.

                    "Original Issue Date" means the date of the first issuance of any shares of the Series A Preferred Stock, regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates that may be issued to evidence shares of Series A Preferred Stock.

                    "Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                    "Purchase Agreement" means the Preferred Stock Purchase Agreement, dated as of January 31, 2007, among the Corporation and the purchasers of the Series A Preferred Stock, as amended from time to time.

                    "Registration   Rights  Agreement"  means  the  Registration
          Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the Holders.

                    "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                    "Securities Act" means the Securities Act of 1933, as amended.

                    "Subsidiary"   means  any  significant   subsidiary  of  the
          Corporation as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission.

                    "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on a Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on a Trading Market, then any Business Day.

                    "Trading Market" means the New York Stock Exchange or, at any time the Common Stock is not listed for trading on the New York Stock Exchange, any other national securities exchange, other trading market or quotation system, if the Common Stock is then listed or quoted on such exchange, market or system.

                    "Transaction Documents" means the Purchase Agreement, the Registration Rights Agreement, this Certificate of Designations and any other documents or agreements executed or delivered in connection with the transactions contemplated under the Purchase Agreement and thereunder.

                    "Underlying Shares" means the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock and in satisfaction of any other obligation of the Corporation to issue shares of Common Stock pursuant to the Transaction Documents.

          3. Registration of Issuance and Ownership of Series A Preferred Stock. The Corporation shall register the issuance and ownership of shares of the Series A Preferred Stock, upon records to be maintained by the Corporation for that purpose (the "Series A Preferred Stock Register"), in the name of the record Holders thereof from time to time. The Corporation may deem and treat the registered Holder of shares of Series A Preferred Stock as the absolute owner thereof for the purpose of any conversion hereof or any distribution to such Holder, and for all other purposes, absent actual notice to the contrary.

          4. Registration of Transfers. The Corporation shall register the transfer of any shares of Series A Preferred Stock in the Series A Preferred Stock Register, upon surrender of certificates evidencing such shares to the Corporation at its address specified herein. Upon any such registration or transfer, a new certificate evidencing the shares of Series A Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder.

          5. Dividends.

               (a) Each Holder shall be entitled to receive, and the Corporation shall pay, cumulative dividends on the Series A Preferred Stock at the rate per share (as a percentage of the Stated Value per share, plus any accumulated and unpaid dividends per share) of 8.00% per annum (subject to adjustment pursuant to Sections 5(b) and 5(g) below), compounded quarterly and payable quarterly in arrears commencing on April 30, 2007 and thereafter on each July 31, October 31, January 31 and April 30, except if such date is not a Trading Day, in which case such dividend shall be payable on the next succeeding Trading Day (each, a "Dividend Payment Date"). Dividends on the Series A Preferred Stock shall be calculated on the basis of a 360-day year that has been divided into four 90-day quarters, shall accrue daily commencing on the Original Issue Date for such Series A Preferred Stock, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

               (b) Subject to the conditions and limitations in Section 5(c) below, the Corporation may elect, by written notice to the holders of Series A Preferred Stock, to defer the payment of dividends otherwise payable on any Dividend Payment Date. In the event of any dividend deferral, or if any accrued dividends remain unpaid, the amount of the dividends payable per share of Series A Preferred Stock on such Dividend Payment Date on which the dividends would otherwise have been paid, or any subsequent Dividend Payment Date until such deferred dividends have been paid, shall be: (i) determined based upon the dividends on the Series A Preferred Stock having accumulated during the preceding quarter (or other measurement period) at the rate per share (as a percentage of the Stated Value per share plus all previously accrued and unpaid dividends on such share) of (x) 10.00% per annum for any Dividend Payment Date occurring prior to January 31, 2012 (or, if such date is not a Trading Day, the next succeeding Trading Day), and (y) 12.00% per annum for any Dividend Payment Date occurring subsequent to January 31, 2012 (or, if such date is not a Trading Day, the next succeeding Trading Day); and (ii) compounded as of such quarterly Dividend Payment Date and remain accrued and unpaid until the subsequent payment thereof by the Corporation.

               (c) The Corporation may elect to defer a dividend payment otherwise payable on a Dividend Payment Date only if and to the extent the Cash End Availability is less than the amount of the dividend payable on the Dividend Payment Date, as determined in good faith by a majority of the members of the Board other than any director affiliated with or nominated by any Holder.

               (d) On each Dividend Payment Date, to the extent that there is Cash End Availability, the Corporation shall pay, pro rata among the holders of Series A Preferred Stock, any accrued and unpaid dividends, with the dividends that have remained unpaid longest being paid first, until all accrued and unpaid dividends have been paid. In addition, all accrued and unpaid dividends on each share of Series A Preferred Stock shall be paid upon the earlier to occur of (i) a Liquidation Event, or (ii) conversion of such share of Series A Preferred Stock.

               (e) So long as any shares of Series A Preferred Stock are outstanding: (i) neither the Corporation nor any Subsidiary shall, directly or indirectly, redeem, purchase or otherwise acquire any Junior Securities or set aside any monies for such a redemption, purchase or other acquisition, and (ii) the Corporation shall not pay or declare any dividend or make any distribution on any Junior Securities, except pro rata stock dividends on the Common Stock payable in additional shares of Common Stock and dividends due and paid in the ordinary course on the Series A Preferred Stock.

               (f) No dividends shall be paid on the Series A Preferred Stock as a separate class other than the dividends provided in this Section 5.

               (g) Notwithstanding anything to the contrary, in the event that at any time after the 120th day from the date of the first issuance of a share of Series A Preferred Stock, the Equity Conditions are not satisfied (or waived in writing by the applicable Holder) on each Trading Day within a given quarter preceding a Dividend Payment Date with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series A Preferred Stock, the dividend rate at that Dividend Payment Date shall be deemed to have been increased by 50 basis points for the dividend period preceding that quarter, up to a maximum aggregate increase pursuant to this Section 5(g) of 200 basis points. Following such adjustment(s) and upon satisfaction of the Equity Conditions (or waiver in writing by the applicable Holder) with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series A Preferred Stock, the dividend rate shall be returned to the rate in effect before giving effect to adjustments under this Section 5(g) (until any subsequent failure).

         6. Liquidation.

               (a) Upon the occurrence of any Liquidation Event, the Holders shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of Junior Securities by reason of their ownership thereof, an amount per share in cash equal to the greater of (i) the Stated Value for each share of Series A Preferred Stock then held by them (as adjusted for any stock split, stock dividend, stock combination or other similar transactions with respect to the Series A Preferred Stock), plus all accrued but unpaid dividends on such Series A Preferred Stock as of the date of such event, and (ii) the amount per share that would be payable to a Holder (including without limitation the payment of all accrued but unpaid dividends) had all shares of Series A Preferred Stock been converted to
Underlying Shares immediately prior to such Liquidation Event (the "Series A Preferred Stock Liquidation Preference"). If, upon the occurrence of a Liquidation Event, the assets and funds thus distributed among the Holders shall be insufficient to permit the payment to such Holders of the full Series A Preferred Stock Liquidation Preference, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the Holders in proportion to the aggregate Series A Preferred Stock Liquidation Preference that would otherwise be payable to each of such Holders.

               (b) Upon the occurrence of a Liquidation Event, following completion of the distributions required by the first sentence of Section 6(a), if assets or surplus funds remain in the

Corporation, the holders of the Common Stock and other Junior Securities shall share in all remaining assets of the Corporation.

               (c) The Corporation shall provide written notice of any Liquidation Event or Fundamental Transaction to each record Holder not less than 45 days prior to the payment date or effective date thereof. Unless a Holder otherwise notifies the Corporation, which notice must be delivered prior to the effective date of a Fundamental Transaction (or, if later, within five (5) Trading Days after such Holder receives notice of such Fundamental Transaction from the Corporation), such Fundamental Transaction will be treated as a Liquidation Event with respect to such Holder for the purposes of this Section 6.

               (d) In the event that, immediately prior to the closing of a Liquidation Event that is not a Fundamental Transaction, the cash distributions required by Section 6(a) have not been made, the Corporation shall forthwith either: (i) cause such closing to be postponed until such time as such cash distributions have been made; or (ii) cancel such transaction, in which event the rights, preferences and privileges of the Holders shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under Section 6(c).

               (e) For so long as 25,000 shares of Series A Preferred Stock remain outstanding, in the event that, immediately prior to the closing of a Liquidation Event that is a Fundamental Transaction, the cash distributions required by Section 6(a) have not been made, the Corporation shall forthwith either: (i) cause such closing to be postponed until such time as such cash distributions have been made; or (ii) cancel such transaction, in which event the rights, preferences and privileges of the Holders shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice by the Corporation required under Section 6(c).

          7. Conversion. At the option of any Holder, any shares of Series A Preferred Stock held by that Holder may be converted into Common Stock based on the Conversion Price then in effect for the Series A Preferred Stock. A Holder may convert shares of Series A Preferred Stock into Common Stock pursuant to this paragraph at any time and from time to time after the Original Issue Date, by delivering to the Corporation a conversion notice (the "Conversion Notice"), in the form attached hereto as Exhibit A, appropriately completed and duly signed, and the date any such Conversion Notice is delivered to the Corporation (as determined in accordance with the notice provisions hereof) is a "Conversion Date."

          8. Mechanics of Conversion.

               (a) The number of Underlying Shares issuable upon any conversion of shares of Series A Preferred Stock hereunder shall equal the Stated Value of such shares of Series A Preferred Stock to be converted divided by the Conversion Price on the Conversion Date.

               (b) Upon conversion of any shares of Series A Preferred Stock, the Corporation shall promptly (but in no event later than three (3) Trading Days after the Conversion Date) issue or cause to be issued and cause to be delivered to the Holder, or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the Underlying Shares issuable upon such conversion, free of restrictive legends unless such Underlying Shares are still required to bear a restrictive legend. The Holder, or any Person so designated by the

Holder to receive Underlying Shares, shall be deemed to have become holder of record of such Underlying Shares as of the Conversion Date. If the shares are then not required to bear a restrictive legend, the Corporation shall, upon request of the Holder, deliver Underlying Shares hereunder electronically through The Depository Trust Corporation or another established clearing corporation performing similar functions, and shall credit the number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with The Depository Trust Corporation through its Deposit Withdrawal Agent Commission System.

               (c) A Holder shall deliver the original certificate(s) evidencing the Series A Preferred Stock being converted (or an affidavit of lost certificate and any indemnity or bond required by the Corporation's transfer agent) together with a duly completed Conversion Notice in proper form in order to effect a conversion of such Series A Preferred Stock. Upon surrender of a certificate following one or more partial conversions, the Corporation shall promptly deliver to the Holder a new certificate representing the remaining shares of Series A Preferred Stock.

               (d) The Corporation's obligations to issue and deliver Underlying Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by any Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by any Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by any Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to any Holder in connection with the issuance of such Underlying Shares.

          9. Redemption.

               (a) On the earlier to occur of (x) an Involuntary Change of Control and (y) January 31, 2017 (the date of such earlier event, the "Mandatory Redemption Date"), the Corporation shall redeem all of the then outstanding Series A Preferred Stock at a price equal to 100% of the Stated Value of such shares of Series A Preferred Stock, plus all accrued but unpaid dividends thereon to the date of payment, in cash (the "Redemption Price"). The Corporation shall provide each Holder not less than 60 days prior written notice of the Mandatory Redemption Date. The terms of this section may be waived by a Holder with respect to the shares of Series A Preferred Stock held by that Holder in the event of a Mandatory Redemption Date in respect of clause (x) above but not in respect of clause (y).

               (b) If the funds of the Corporation legally available to redeem shares of Series A Preferred Stock on the Mandatory Redemption Date are insufficient to redeem the total number of such shares required to be redeemed on such date or the Corporation is otherwise prohibited from redeeming the total number of such shares, the Corporation shall (i) take any action necessary or appropriate, to the extent reasonably within its control, to remove promptly any impediments to its ability to redeem the total number of shares of Series A Preferred Stock required to be so redeemed, including to the extent permissible under applicable law, reducing the stated capital of the Corporation or causing a revaluation of the assets of the Corporation under Section 154 of the DGCL to create sufficient surplus to make such redemption, and (ii) in any event, use any funds legally available to redeem the maximum possible number of such shares from the holders of such shares to be redeemed in proportion to the respective number of such shares that otherwise would have been redeemed if all such shares had been redeemed in full. At any time thereafter when additional funds of the Corporation are legally available to redeem such shares of Series A Preferred Stock, the Corporation shall immediately use such funds to redeem the balance of the shares that the Corporation becomes obligated to redeem on the Mandatory Redemption Date (but that it has not yet redeemed) at the Redemption Price. In the event that shares of Series A Preferred Stock required to be redeemed are not redeemed and continue to be outstanding, such shares shall continue to be entitled to dividends thereon as provided in Section 5 until the date on which the Corporation actually redeems such shares.

               (c) Until the aggregate Redemption Price has been paid for all shares of Series A Preferred Stock being redeemed: (A) no dividend whatsoever shall be paid or declared, and no distribution shall be made, on any capital stock of the Corporation (other than dividends payable solely in Common Stock and the continued accrual of dividends as provided in this Certificate of Designations); and (B) no shares of capital stock of the Corporation (other than the Series A Preferred Stock in accordance with this Section 9) shall be purchased, redeemed or acquired by the Corporation and no monies shall be paid into or set aside or made available for a sinking fund for the purchase, redemption or acquisition thereof.

               (d) If any shares of Series A Preferred Stock are not redeemed on the Mandatory Redemption Date for any reason, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price and any dividend accruing after the Mandatory Redemption Date applicable to such unredeemed shares at an aggregate per annum rate equal to eighteen percent (18%) (increased by 1% at the end of each three (3) month period thereafter until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and to be compounded quarterly; provided, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law, and provided further that the Corporation shall make all filings necessary to raise such rate to the maximum permitted rate of interest under applicable law (the "Maximum Permitted Rate"). In the event that fulfillment of any provision hereof results in such rate of interest being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the applicable Mandatory Redemption Date to the extent permitted by law.

               (e) If any shares of Series A Preferred Stock are not redeemed on the Mandatory Redemption Date for any reason, the number of directors constituting the Board shall automatically be increased by a number equal to the number of directors then constituting the Board, plus one (1), and the holders of outstanding shares of Series A Preferred Stock shall be entitled, voting as a single class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect such additional directors. For the avoidance of doubt, such additional directors shall constitute a majority of the Board. The period beginning on the Mandatory Redemption Date and ending on the date upon which all shares of Series A Preferred Stock required to be redeemed are so redeemed is referred to herein as the "Voting Period." As soon as practicable after the commencement of the Voting Period, the Corporation shall call a special meeting of the Holders to be held not more than twenty (20) days after the date of mailing of notice of such meeting. If the Corporation fails to send a notice, any such Holder may call the meeting on like notice. The record date for determining the Holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth (5th) business day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of Holders held during a Voting Period at which directors are to be elected (or with respect to any action by written consent in lieu of a meeting of stockholders), such Holders, voting together as a single class to the exclusion of the holders of all other securities and classes of capital stock of the Corporation, shall be entitled to elect the number of directors prescribed in this Section 9(e), and each share of Series A Preferred Stock shall be entitled to one (1) vote (whether voted in person by the holder thereof or by proxy or pursuant to a stockholders' consent). The terms of office of all persons who are incumbent directors of the Corporation at the time of a special meeting of the Holders to elect such additional directors shall continue, notwithstanding the election at such meeting of the additional directors that such Holders are entitled to elect, and the additional directors so elected by such Holders, together with such incumbent directors, shall constitute the duly elected directors of the Corporation. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders under this Section 9(e) shall terminate, such incumbent directors shall constitute the directors of the Corporation and the rights of the Holders to elect additional directors pursuant to this Section 9(e) shall cease.

          10. Call Right.

               (a) Subject to the provisions of this Section 10, the Corporation shall have the right (the "Call Right") at any time on or after January 31, 2014 to repurchase all (but not less than all) of the then outstanding shares of Series A Preferred Stock at a price equal to the Redemption Price. The Corporation must deliver a written notice of the exercise of the Call Right to each Holder at least 30 days prior the date on which the shares of Series A Preferred Stock are to be repurchased (the "Call Repurchase Date"), which notice shall state the Call Repurchase Date and the Redemption Price. Not less than five (5) Trading Days prior to the Call Repurchase Date, the Corporation shall deposit the entire Redemption Price for all shares of Series A Preferred Stock into an account with a commercial bank having not less than $500,000,000 in assets, such funds to be held exclusively for the purpose of paying the Redemption Price to the Holders. Upon receipt of payment of the Redemption Price by the Holders, each such Holder will deliver the certificate(s) evidencing the Series A Preferred Stock redeemed by the Corporation, unless such Holder is awaiting receipt of a new certificate evidencing such shares from the Corporation pursuant to another provision hereof. At any time on or prior to the Call Repurchase Date, a Holder may convert any or all of the shares of Series A Preferred Stock held by it, and the Corporation shall honor any such conversions in accordance with the terms hereof.

               (b) Notwithstanding Section 10(a) above, the Corporation may not exercise its Call Right or redeem shares of Series A Preferred Stock on the Call Repurchase Date pursuant to this Section 10, and any notice delivered under
Section 10(a) will be void, unless (A) from the period commencing on the Corporation's delivery of the irrevocable written notice electing an exercise of the Call Right through the Call Repurchase Date, the Equity Conditions are satisfied (or waived in writing by the applicable Holder) on each Trading Day with respect to all of the Underlying Shares then issuable upon conversion in full of all outstanding Series A Preferred Stock and (B) the exercise of the Call Right was approved by a majority of the Board other than any other director who is nominated by or an affiliate of a Holder.

          11. Voting Rights; Board of Directors.

               (a) Except as otherwise provided herein or as required by applicable law, the Holders shall be entitled to vote on all matters on which holders of Common Stock are entitled to vote, including, without limitation, the election of directors. For such purposes, each Holder shall be entitled to a number of votes in respect of the shares of Series A Preferred Stock owned by it equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible by the Holders as of the record date for the determination of stockholders entitled to vote on such matter, or if no record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise provided herein, in any relevant agreement or as required by applicable law, the Holders and the holders of Common Stock shall vote together as a single class on all matters submitted to a vote or consent of stockholders.

               (b) Notwithstanding anything to the contrary, for so long as at least 25,000 shares of Series A Preferred Stock remain outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of Series A Preferred Stock then outstanding:

                              (i) amend or propose to amend the Restated Certificate of Incorporation or by-laws or other comparable governing instruments of the Corporation or any of the Subsidiaries, or this Certificate of Designations (whether by amendment, amalgamation, merger or otherwise);

                              (ii) issue or authorize the issuance of any equity
               of the Corporation with rights on liquidation. as to dividends, on redemption, as to voting, or otherwise, senior to or pari passu with the Series A Preferred Stock, or authorize or issue any shares of Series A Preferred Stock;

                              (iii) dissolve or liquidate the Corporation;

                              (iv) purchase,  redeem (other than pursuant to any
               equity plan outstanding as of the date of the Purchase Agreement giving the Corporation the right to repurchase stock or other securities of the Corporation at cost upon the termination of an employee's or director's services and approved by the Continuing Directors) or set aside any sums for the purchase or redemption of, or declare or pay any dividend (including a dividend payable in securities of the Corporation) or declare or pay any dividends or make any distributions of cash, property or securities of the Corporation in respect of any Common Stock or any other class of Junior Securities or any other Common Share Equivalents;

                              (v) acquire any other corporation or business concern, whether by acquisition of assets, capital stock, merger or otherwise, and whether by payment of cash, the issuance of capital stock or otherwise, other than acquisitions of up to $5,000,000 per annum, not exceeding $15,000,000 in the aggregate;

                              (vi) enter into (A) a merger or  consolidation  of
               the Corporation with or into another entity (with respect to which less than a majority of the outstanding voting power of the surviving or consolidated company immediately following such event is held by Persons who were stockholders of the Corporation immediately prior to such event), (B) the sale, disposition, license or transfer, directly or indirectly, of any assets or property with a value equal to or greater than $1,000,000 or that are otherwise material to the Corporation or its business;

                              (vii) be acquired by any Person (or group of affiliated or associated Persons) of beneficial ownership of a majority of the equity of the Corporation (whether or not newly-issued shares) in a single transaction or a series of related transactions, redeem or repurchase shares representing a majority of the voting power of the outstanding shares of capital stock of the Corporation, or undergo any other change of control of 50% or more of the outstanding voting power of the Corporation;

                              (viii) fail to maintain its  corporate  existence,
               or change the nature of the Corporation's principal business to any business which is fundamentally and materially distinct and separate from the business currently conducted by the Corporation;

                              (ix) create,  incur, assume or suffer to exist any
               Indebtedness, other than Indebtedness outstanding as of the date hereof or any extensions, refinancing or renewals thereof (which extensions, refinancings or renewals, other than any such extension refinancing or renewal specifically contemplated in the Purchase Agreement, shall be on terms no less favorable to the Company than the current terms of such Indebtedness), in excess of $15,000,000 in the aggregate, other than (A) trade Indebtedness incurred to finance the purchase of equipment, components and other similar property and operating assets, in each case, in the ordinary course of business consistent with past practice, and any extensions, refinancings and renewals of any of the foregoing; provided that such extensions, refinancings or renewals do not or will not impose more burdensome terms, conditions or obligations upon the Corporation or any Subsidiary or increase the commitments or loan amounts thereunder, and (B) inter-company Indebtedness between the Corporation and any wholly-owned Subsidiary incurred in the ordinary course of business and consistent with past practice; or

                              (x) enter into any agreement to do any of the foregoing or cause or permit any Subsidiary of the Corporation directly or indirectly to take any actions described in clauses
               (i) through (ix) above.

               (c) The holders of outstanding shares of Series A Preferred Stock shall be entitled to vote in the election of all directors of the Corporation together with holders of all other shares of the Corporation's outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series A Preferred Stock entitled to the number of votes specified in Section 11(a).

               (d) Notwithstanding anything herein to the contrary, for so long as any of the Corporation's 10.5% Senior Notes due 2009 remain outstanding, no Holder shall have or may exercise voting rights in respect of a number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock, together with any other shares of Common Stock as to which such Holder, together with any other Person with whom such Holder would be considered a "person" (as defined in Section 13(d) and 14(d) under the Exchange Act) in relation to such Common Stock or Series A Preferred Stock, is the direct or indirect "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act (and including all shares of Common Stock that such Holder and any such other Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time)), directly or indirectly representing more than 49% of the then outstanding Common Stock.

          12. Charges, Taxes and Expenses. Issuance of certificates for shares of Series A Preferred Stock and for Underlying Shares issued on conversion of (or otherwise in respect of) the Series A Preferred Stock shall be made without charge to the Holders for any issue tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation. The Holder shall be responsible for all transfer tax and other tax liability that may arise as a result of holding or transferring the Series A Preferred Stock or receiving Underlying Shares in respect of the Series A Preferred Stock.

          13. Replacement Certificates. If any certificate evidencing Series A Preferred Stock or Underlying Shares is mutilated, lost, stolen or destroyed, or a Holder fails to deliver such certificate as may otherwise be provided herein, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution for such certificate, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction (in such case) and, in each case, customary and reasonable indemnity, if requested. Applicants for a new certificate under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Corporation may prescribe.

          14. Reservation of Underlying Shares. The Corporation shall, at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Underlying Shares as required hereunder, the number of Underlying Shares which are then issuable and deliverable upon the conversion of (and otherwise in respect of) all outstanding Series A Preferred Stock (taking into account the adjustments of Section 15), free from preemptive rights or any other contingent purchase rights of Persons other than the Holders; provided that prior to the date that the Corporation's Restated Certificate of Incorporation is amended to increase the number of authorized shares of Common Stock to 175,000,000 (or such greater amount as may be authorized by the Board at the time the proxy materials relating to the vote on such amendment are prepared for mailing to the Company's stockholders), the Corporation shall take the action above to the full extent of all of its then authorized but unissued and otherwise unreserved shares of Common Stock, other than shares reserved for issuance on the date hereof in satisfaction of the obligations above. All Underlying Shares so issuable and deliverable shall, upon issuance in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable. The Corporation covenants that it shall use its reasonable best efforts to satisfy each of the Equity Conditions.

          15. Certain Adjustments. The Conversion Price is subject to adjustment from time to time as set forth in this Section 15.

               (a) Stock Dividends and Splits. If the Corporation, at any time while Series A Preferred Stock is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the applicable Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any  adjustment  pursuant to clause (ii) or
(iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

               (b) Pro Rata Distributions. If the Corporation, at any time while
Series A Preferred Stock is outstanding, distributes or pays as a dividend to holders of Common Stock (other than the Rights Offering to be conducted as provided in the Purchase Agreement) (i) evidences of its Indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (including, without limitation, cash) (in each case, "Distributed Property"), then in each such case the Corporation shall simultaneously deliver to each Holder the Distributed Property that each such Holder would have been entitled to receive in respect the number of Underlying Shares then issuable pursuant to Section 8(a) above had the Holder been the record holder of such Underlying Shares immediately prior to the applicable record or payment date.

               (c) Fundamental  Transactions.  If the  Corporation,  at any time while Series A Preferred Stock is outstanding, effects any Fundamental Transaction, then upon any subsequent conversion of Series A Preferred Stock, each Holder shall have the right to receive, for each Underlying Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it could have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then each Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall issue to the Holder a new series of preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 15(c) and insuring that the Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

               (d) Subsequent Equity Sales. If at any time while any shares of Series A Preferred Stock remain outstanding the Corporation or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for Common Stock or otherwise entitling any Person to acquire Common Stock (collectively, "Common Share Equivalents") at a purchase price per share of Common Stock (the "Effective Price") less than the Conversion Price (as adjusted hereunder to such date), then the Conversion Price shall be adjusted to a Conversion Price determined by multiplying the Conversion Price then in effect by a fraction, (i) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on the date of such issuance and (y) the number of additional shares Common Stock which the aggregate offering price of the total number shares of Common Stock so issued (or the sum of the aggregate offering price of the total number of Common Share

Equivalents so issued and the aggregate amount of cash due upon exercise, exchange or conversion of such Common Share Equivalents) would purchase at the Conversion Price then in effect, and (ii) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on the date of such issuance and (y) the number of additional shares of Common Stock issued (or the number of shares of Common Stock for which or into which the Common Share Equivalents so offered are exercisable, exchangeable or convertible at the Effective Price). For purposes of this paragraph, in connection with any issuance of any Common Share Equivalents, (A) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Share Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Share Equivalents, (B) the Effective Price applicable to such Common Shares shall equal the minimum dollar value of consideration payable to the Corporation to purchase such Common Share Equivalents and to convert, exercise or exchange them into shares of Common Stock, divided by the Deemed Number, (C) no further adjustment shall be made to the Conversion Price upon the actual issuance of Common Shares upon conversion, exercise or exchange of such Common Share Equivalents, and (D) to the extent that any such Common Share Equivalents expire before fully converted, exercised or exchanged, the Conversion Price will be readjusted to reflect such expiration. If, at any time while any shares of Series A Preferred Stock are outstanding, the Corporation or any Subsidiary directly or indirectly issues Common Share Equivalents with an Effective Price or a number of underlying shares that floats or resets or otherwise varies or is subject to adjustment based (directly or indirectly) on market prices of the Common Stock (a "Floating Price Security"), then for purposes of applying this Section 15(d) in connection with any subsequent conversion, the Effective Price will be determined separately on each Conversion Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire Common Shares on such Conversion Date (regardless of whether any such holder actually acquires any shares on such date). Notwithstanding the foregoing, no adjustment will be made under this paragraph (d) in respect of any issuances of Common Stock and Common Share Equivalents made pursuant to the definition of Excluded Stock.

               (e) Calculations. All calculations under this Section 15 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 15, the Corporation at its expense will promptly compute such adjustment in accordance with the terms hereof and prepare a certificate describing in reasonable detail such adjustment and the transactions giving rise thereto, including all facts upon which such adjustment is based. Upon written request, the Corporation will promptly deliver a copy of each such certificate to each Holder and to the Corporation's transfer agent.

               (g) Notice of Corporate Events. If the Corporation (i) declares a dividend (other than a dividend pursuant to Section 5 above) or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Corporation or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Corporation, then the Corporation shall deliver to each Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction.

          16. Fractional Shares. The Corporation shall not be required to issue or cause to be issued fractional Underlying Shares on conversion of Series A Preferred Stock. If any fraction of an Underlying Share would, except for the provisions of this Section 16, be issuable upon conversion of Series A Preferred Stock, the number of Underlying Shares to be issued will be rounded up to the nearest whole share.

          17. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Conversion Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 4:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 4:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Corporation, to 200 Clinton Avenue West, Suite 1000, Huntsville, Alabama 35801, facsimile: (256) 580-3996, Attention: James E. Deason, or (ii) if to a Holder, to the address or facsimile number appearing on the Corporation's stockholder records or such other address or facsimile number as such Holder may provide to the Corporation in accordance with this Section 17.

          18. Miscellaneous.

               (a) The headings herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

               (b) No provision of this Certificate of Designations may be amended, except in a written instrument signed by the Corporation and holders of at least two-thirds of the shares of Series A Preferred Stock then outstanding. Any of the rights of the Holders set forth herein, including any Equity
Conditions or any other similar conditions for the Holders' benefit, may be waived by the affirmative vote of holders of at least two-thirds of the shares of Series A Preferred Stock then outstanding, except that each Holder may waive its own rights as provided in this Certificate of Designations. No waiver of any default with respect to any provision, condition or requirement of this Certificate of Designations shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

IN WITNESS WHEREOF, Wolverine Tube, Inc. has caused this Certificate of Designations to be duly executed as of this __ day of __________, 200_.


                                           WOLVERINE TUBE, INC.


                                           By:  __________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT A



                            FORM OF CONVERSION NOTICE

(To be executed by the registered Holder in order to convert shares of Series A Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below into shares of Common Stock of Wolverine Tube, Inc., according to the conditions hereof, as of the date written below.


          ----------------------------------------------------------------------
          Date to Effect Conversion


          ----------------------------------------------------------------------
          Number of shares of Series A Preferred Stock owned prior to Conversion


          ----------------------------------------------------------------------
          Number of shares of Series A Preferred Stock to be Converted


          ----------------------------------------------------------------------
          Stated Value of shares of Series A Preferred Stock to be Converted


          ----------------------------------------------------------------------
          Number of shares of Common Stock to be Issued


          ----------------------------------------------------------------------
          Applicable Conversion Price


          ----------------------------------------------------------------------
          Number of shares of Series A Preferred Stock subsequent to Conversion


          ----------------------------------------------------------------------
          Name of Holder
          By:
             -------------------------------------------------------------------
          Name:
               -----------------------------------------------------------------
          Title:
                ----------------------------------------------------------------

                                    EXHIBIT B


                          REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this "Agreement") is made and entered into as of ___________ __, 2007, among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

                                    RECITALS

          WHEREAS, the parties have agreed to enter into this Agreement in connection with, and as a condition to the Closing under, the Preferred Stock Purchase Agreement, dated as of January 31, 2007, among the Company and the Purchasers (the "Purchase Agreement"); and

          WHEREAS, pursuant to the Purchase Agreement and concurrently with the execution of this Agreement, the Purchasers are acquiring from the Company shares of the Company's Series A Convertible Preferred Stock, par value $1.00 per share (the "Preferred Stock"); and

          WHEREAS, in consideration of the Purchasers' entry into the Purchase Agreement, the Company has agreed to execute and deliver this Agreement.

                                    AGREEMENT

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

          1. Definitions. In addition to the terms defined elsewhere in this Agreement, (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement, and (b) the following terms have the meanings indicated:

          "Demand Registration Statement" means any Registration Statement filed or to be filed pursuant to a written Purchaser Request pursuant to either Section 2 or Section 3.

          "Holder"  means  any  holder,   from  time  to  time,  of  Registrable
     Securities.

          "Piggy-Back Registration Statement" means a Registration Statement filed or to be filed pursuant to which the Company has received one (1) or more written requests to participate pursuant to Section 4.

          "Primary Registration Statement" means (i) the initial Registration Statement to be filed within forty-five (45) days of the Closing pursuant to Section 2, (ii) any Demand Registration Statement or (ii) any other Registration Statement filed pursuant to this Agreement other than a Piggy-Back Registration Statement.

          "Prospectus" means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rules 430A, 430B or 430C promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the
     Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchaser Request" means a request to register Registrable Securities with an aggregate value of at least ten million dollars ($10,000,000), calculated using the closing price of the Company's Common Shares on the Trading Market on the date preceding the date of the Purchaser Request) pursuant to requests from Purchasers under this Agreement.

          "Registrable Securities" means any Preferred Stock or Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any Registrable Securities shall cease to be Registrable Securities when (i) they have been sold pursuant to a registration statement under the Securities Act, or (ii) they have been sold pursuant to Rule 144.

          "Registration Statement" shall mean any registration statement to be filed under the Exchange Act, which covers any of the Registrable
     Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including pre-effective and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference, if any, in such Registration Statement.

          "Rule 144," "Rule 415," "Rule 424" and "Rule 461" means Rule 144, Rule 415, Rule 424 and Rule 461, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Shelf Registration Statement" means a Registration Statement filed or to be filed with the Commission pursuant to Section 2 hereof on an appropriate form under the Exchange Act, which covers the re-sale of some or all of the Registrable Securities by a Holder or Holders pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, amendment and supplements to such Registration Statement, including post- effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

          2. Primary Registration Statement. Upon:

          (a) the Closing (as defined in the Purchase Agreement); or

          (b) the receipt by the Company of a written Purchaser Request under this Section y2 that the Company file a Registration Statement, the Company shall prepare and file (as expeditiously as practicable, and in any event within forty-five (45) days after the Closing or thirty (30) days after receipt any Purchaser Request, as applicable but subject to any applicable Blackout Periods) with the Commission a Shelf Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex A. The Company shall, subject to any applicable Blackout Periods, use its best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof (the date of such declaration being the "Effectiveness Date"), and in any event within one hundred twenty (120) days of the Closing or ninety (90) days after receipt of the Purchaser Request, as applicable, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the fifth anniversary of the Effectiveness Date and
(ii) when all Registrable Securities covered by such Registration Statement have been sold (the "Effectiveness Period"). The Company shall notify each Holder in writing promptly (and in any event within one Trading Day) after receiving notification from the Commission that a Registration Statement has been declared effective.

          3. Demand Registration.

          (a) If at any time the Company shall receive a written Purchaser Request that the Company file a registration statement under the Securities Act, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such Purchaser Request to all Holders and, subject to the limitations of Section 5 below, shall file (as expeditiously as practicable, and in any event within thirty (30) days of the receipt of such request) and use its commercially reasonable best efforts to have declared effective, a registration statement under the Securities Act with respect to all Registrable Securities which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company in accordance with Section 10(g) below.

          (b) If the Holders making the Purchaser Request intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section y3 and the Company shall include such information in the written notice referred to in Section 3(a). In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the underwriting and such Holder) to the extent provided herein. A majority in interest of the Holders of Registrable Securities participating in the underwriting, with the consent of the Company, which consent shall not be unreasonably withheld, shall select the managing underwriter or underwriters in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 6(l)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting by a majority in interest of such Holders; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section y3, if the underwriter advises a Holder that marketing factors require a limitation of the number of shares to be underwritten, then the Holder shall so advise the Company and the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among holders of Registrable Securities that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by all such holders, until such holders have included in the underwriting all shares requested by such holders to be included, and (ii) thereafter, among the Company and all other holders of Common Stock, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the number of shares of Common Stock the Company and such holders seek to include in such underwriting. Without the consent of a majority in interest of the Holders of Registrable Securities participating in a registration referred to in Section 3(a), no securities other than Registrable Securities shall be covered by such registration if the inclusion of such other securities would result in a reduction of the number of Registrable Securities covered by such registration or included in any underwriting or if, in the opinion of the managing underwriter, the inclusion of such other securities would adversely impact the marketing of such offering.

          (c) The Company shall be obligated to effect only one (1) registration (and only if such registration would include Registrable Securities with an aggregate value of at least ten million dollars ($10,000,000), calculated using the closing price of the Company's Common Shares on the Trading Market on the date preceding the date of the Purchaser Request) pursuant to Purchaser Requests under this Section 3 (an offering which is not consummated shall not be counted for this purpose).

4. Piggy-Back Registrations.

          (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Purchasers) any of its Common Shares under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 (or similar or successor form) relating solely to the sale of securities to participants in a Company stock plan or to other compensatory arrangements to the extent includable on Form S-8 (or similar or successor form), or a registration on Form S-4 (or similar or successor form)), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder received by the Company within twenty (20) Trading Days after mailing of such notice by the Company in accordance with Section 10(g), the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder (the "Electing Holders") has requested to be registered. The Company shall have no obligation under this
Section 4 to make any offering of its securities, or to complete an offering of its securities that it proposes to make.

          (b) If the Common Shares to be registered in a registration to which this Section 4 applies are to be sold in an underwritten offering, the right of any Electing Holder to include such Electing Holder's Registrable Securities in a registration pursuant to this Section 4 shall be conditioned upon such Electing Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders participating in the underwriting and such Holder) to the extent provided herein. The Company or any other stockholders (not including the Holders) from whom the Company proposes to effect a registration of Common Shares pursuant to this Section 4 ("Other Stockholders"), as the Company and such Other Stockholders shall determine, shall select the managing underwriter or underwriters in such underwriting. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and the Other Stockholders as provided in Section 6(l)) enter into an underwriting agreement in customary form with the underwriter or underwriters so selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder's ownership of shares and authority to enter into the underwriting agreement and to such Holder's intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 4, if the underwriter advises the Company that market factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated as follows: (i) first, among the Company and the Other Stockholders, as they shall determine, until the Company and such Other Stockholders have included in the underwriting all shares they desire to be included, and (ii) thereafter, among all other Electing Holders that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of Registrable Securities each proposes to include in such underwritten offering.

          5. Blackout Period.

          (a) Subject to the provisions of this Section 5(a) and a good faith determination by a majority of the independent members of the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Registration Statement, prior to the filing of a Registration Statement or following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to the managing underwriter (if any) and the Purchasers, may suspend its obligation to file the Registration Statement with the Commission or direct the Purchasers to suspend sales of the Registrable Securities pursuant to a Registration Statement, as the case may be, for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than (x) an aggregate of ninety (90) days in any rolling twelve (12)- month period commencing on the Closing Date or (y) more than sixty
(60) days in any rolling ninety (90)-day period), if any of the following events shall occur: (1) the representative of the underwriters of an underwritten offering of primary shares by the Company has advised the Company that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on the Company's primary offering; (2) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith that (A)(x)the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, amalgamation, merger, tender offer, business combination, corporate reorganization or other similar significant transaction involving the Company or
(y) after obtaining the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (B) (x) the Company has a bona fide business purpose for preserving the confidentiality of the proposed transaction, (y) disclosure would have a material adverse effect on the Company or the Company's ability to consummate the proposed transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (3) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith, after obtaining the advice of counsel, that the Company is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represent a fundamental change in the information set forth therein; or (C) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Any period in which the Company's obligation to file the Registration Statement or the use of the Registration Statement has been suspended in accordance with this Section 5(a) is sometimes referred to herein as a "Blackout Period." Upon the occurrence of any such suspension, the Company shall use its commercially reasonable best efforts to file the Registration Statement, to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company's best interests, as applicable, so as to permit the Purchasers to resume sales of the Registrable Securities as soon as possible.

          (b) In the case of an event that causes the Company to suspend the use of a Registration Statement (a "Suspension Event"), the Company shall give written notice (a "Suspension Notice") to the managing underwriter (if any) and the Purchasers to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (but in no event longer than the periods specified in Section 5(a)) and the Company is using its commercially reasonable best efforts and taking all reasonable steps to file the Registration Statement or to terminate suspension of the use of the Registration Statement as promptly as possible. The Purchasers shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, the Purchasers will deliver to the Company (at the expense of the Company) all copies (other than permanent file copies) then in the Purchasers' possession of the Prospectus covering the Registrable Securities at the time of receipt of the

Suspension Notice. The Purchasers may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company to the Purchasers and the managing underwriter in the manner described above promptly following the conclusion of any Suspension Event and its effect.

          (c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 5(c), the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Purchasers of the Suspension Notice to and including the date of receipt by the Purchasers of the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

          6. Primary Registration Procedures. In connection with the Company's registration obligations hereunder with respect to a Primary Registration Statement, the Company shall:

          (a) Not less than three (3) Trading Days prior to the filing of each Primary Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders and Purchaser Counsel copies of all such documents proposed to be filed (other than those incorporated or deemed to be incorporated by reference), which documents will be subject to the review of such Holders and Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file such Primary Registration Statement or any related Prospectus, amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and Purchaser Counsel shall reasonably object.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Primary Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Primary Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in the case of a Shelf Registration Statement, and until the end of the related offering in the case of any other Primary Registration Statement, and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424;
(iii)  respond as promptly as reasonably  possible,  and in any event within ten
(10) Trading Days, to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all

Registrable Securities covered by a Primary Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the applicable Primary Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold pursuant to a Primary Registration Statement and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Primary Registration Statement; (ii) the Commission comments in writing on any Primary Registration Statement (in which case the Company shall deliver to each Holder a copy of such comments and of all written responses thereto);
(iii) any Primary Registration Statement or any post-effective amendment thereto is declared effective; (iv) the Commission or any other federal or state governmental authority requests any amendment or supplement to a Primary Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Primary Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or
(vii) the financial statements included in any Primary Registration Statement become ineligible for inclusion therein or any statement made in any Primary Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Primary Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Use commercially reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Primary Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Furnish to each Holder and Purchaser Counsel, without charge, at least one conformed copy of each Primary Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (f) Promptly deliver to each Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) related to a Primary Registration Statement and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (g) In the time and manner required by each Trading Market, if at all, prepare and file with such Trading Market an additional shares listing application covering all of the Registrable Securities; (ii) take all steps necessary and use its reasonable best efforts to cause such Registrable Securities to be approved for listing on each Trading Market as soon as reasonably practicable thereafter; (iii) to the extent available to the Company, provide to the Purchasers evidence of any such listing; and (iv) maintain the listing of such Registrable Securities on each such Trading Market.

          (h) Prior to any public offering of Registrable Securities pursuant to a Primary Registration Statement, to register or qualify or cooperate with the selling Holders and Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in the case of a Shelf Registration Statement, and until the offering is completed in the case of any other Primary Registration Statement, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Primary Registration Statement; provided, however, that the Company shall not be required to (i) take any action which would subject it to taxation in any jurisdiction where it is not then subject to taxation, or
(ii) qualify to do business in any jurisdiction or (iii) consent to service of process in any jurisdiction.

          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Primary Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

          (j) Upon the occurrence of any event described in Section 6(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Primary Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Primary Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Cooperate with any due diligence investigation undertaken by the Holders in connection with the sale of Registrable Securities pursuant to a Primary Registration Statement, including without limitation by making available documents and information.

          (l) If Holders of a majority of the Registrable Securities being offered pursuant to a Primary Registration Statement select underwriters for the offering, enter into and perform its obligations under an underwriting agreement with such underwriters, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations.

          (m) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (n)  Comply  with  all  applicable   rules  and   regulations  of  the
Commission.

          (o) The Company shall not be required to deliver any document pursuant to any provision of this Section 6 to any Holder that is not selling Registrable Securities under the applicable Primary Registration Statement.

          7.  Piggy-Back  Registration   Procedures.   In  connection  with  the
Company's registration obligations hereunder with respect to a Piggy-Back Registration Statement, the Company shall:

          (a) Not less than three (3) Trading Days prior to the filing of each Piggy-Back Registration Statement or any related Prospectus or any amendment or supplement thereto (i) furnish to the Electing Holders and Purchaser Counsel copies of all such documents proposed to be filed, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          (b) (i) Cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (ii) as promptly as reasonably possible provide the Electing Holders and Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to a Piggy-Back Registration Statement; and (iii) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Piggy-Back Registration Statement during the offering.

          (c) Notify the Electing Holders and Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Piggy-Back Registration Statement; (ii) the Commission comments in writing on any Piggy-Back Registration Statement (in which case the Company shall deliver to each Electing Holder a copy of such comments and of all written responses thereto); (iii) any Piggy-Back Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other federal or state governmental authority requests any amendment or supplement to a Piggy-Back Registration Statement or related Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Piggy-Back Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; or (vii) the financial statements included in any Piggy-Back Registration Statement become ineligible for inclusion therein or any statement made in any Piggy-Back Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Piggy-Back Registration Statement, related Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Furnish to each Electing Holder and Purchaser Counsel, without charge, at least one (1) conformed copy of each Piggy-Back Registration Statement and each amendment thereto, including financial statements and schedules, and all exhibits to the extent requested by such Person (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (e) Promptly deliver to each Electing Holder and Purchaser Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Electing Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (f) Cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Piggy-Back Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Electing Holders may request.

          (g)  Comply  with  all  applicable   rules  and   regulations  of  the
Commission.

          (h) The Company shall not be required to deliver any document pursuant to any provision of this Section 7, other than Section 7(e), to any Electing Holder that proposes to sell Registrable Securities with less than $50,000 in aggregate offering price to the public under the Piggy-Back Registration Statement (based on the last sale price per Common Share on the Trading Market on the Trading Day preceding the date of the written request sent by such Electing Holder under Section 4).

          (i) Upon the occurrence of any event described in Section 6(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to such a Piggy-Back Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Piggy-Back Registration Statement nor its related Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          8. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses (i) with respect to filings required to be made with any Trading Market, and (ii) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders )), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders), (c) messenger, telephone and delivery expenses, (d) reasonable fees and disbursements of counsel for the Company and fees and expenses of Purchaser Counsel, and (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, the Holders of such Registrable Securities shall be responsible for any brokerage or underwriting commissions (including without limitation, transfer tax) with respect to any disposition, sale, or transfer of Registrable Securities.

          9. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or related to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or arising out of or related to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Sections 6(c)(v)-(vii), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 10(f). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) Indemnification by Holders. Each Holder shall, notwithstanding the termination of this Agreement, severally and not jointly, indemnify and hold harmless the

Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus or arising solely out of any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 9(a) or 9(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 9(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 9(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

          10. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder holding more than 5,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend or other distribution, recapitalization or similar event affecting the Common Stock) on an as-converted basis assuming conversion of the Preferred Stock held by such Holder.

          (c) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in the applicable schedule to the Purchase Agreement, neither the Company nor any Subsidiary has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

          (d) No Piggy-back on Registrations. Except as and to the extent specified in Schedule 3.1(g) to the Purchase Agreement, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Primary Registration Statement other than the Registrable Securities.

          (e) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

          (f) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6(c)(v), 6(c)(vi), or 6(c)(vii), or Sections 7(c)(v), 7(c)(vi), or 7(c)(vii), as applicable, such Holder will forthwith destroy all copies of the Prospectus in its possession and discontinue disposition of such Registrable Securities under a Registration Statement until such Holder's receipt of the copies of any supplemented
Prospectus and/or amended Registration Statement (if required pursuant to Section 6(j) or 7(i)), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement on a day that is not a Trading Day or later than 4:30 p.m. (New York City time) and earlier than 11:59 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth in the Purchase Agreement.

          (h) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and undertaking among the parties hereto with respect to the subject matter hereof.

          (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign its rights and obligations hereunder in the manner and to the extent permitted under the Purchase Agreement.

          (j) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (K) GOVERNING LAW; VENUE; WAIVER OF JURY TRAIL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, STOCKHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND U.S. FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE

EXCLUSIVE JURISDICTION OF THE STATE AND U.S. FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

          (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.



                                      WOLVERINE TUBE, INC.


                                      By:
                                           ---------------------------------
                                      Name:
                                             -------------------------------

                                      Title: -----------------------------------


                                      Address for Notice:

                                      c/o Wolverine Tube, Inc.
                                      200 Clinton Avenue West, Suite 1000
                                      Huntsville, AL   35801
                                      Phone:  (256) 580-3500
                                      Fax:  (256) 580-3996
                                      Attn:  James E. Deason

                                      with a copy (which shall not constitute
                                      notice) to the Company) to:

                                      LeBoeuf, Lamb, Greene & MacRae LLP
                                      125 West 55th Street
                                      New York, NY   10019-5389
                                      Phone:  (212) 424-8000
                                      Fax:  (212) 424-8500
                                      Attn:   Lawrence A. Larose, Esq. and
                                              Matthew M. Ricciardi, Esq.




                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                    SIGNATURE PAGES OF PURCHASERS TO FOLLOW]

                                           THE ALPINE GROUP, INC.


                                           By:________________________
                                            Name:
                                            Title:

                                           Address for Notice:

                                           c/o The Alpine Group, Inc.
                                           One Meadowlands Plaza
                                           East Rutherford, New Jersey
                                           Phone: 201-549-4400
                                           Fax: (201) 549-4428
                                           Attn: Steven S. Elbaum

                                           With a copy (which shall not
                                           constitute notice) to each other
                                           Holder and to:

                                           Proskauer Rose LLP
                                           1585 Broadway
                                           New York, NY  10036-8299
                                           Facsimile No.:  (212) 969-2900
                                           Attn:  Ron R. Papa, Esq. and
                                                  Adam J. Kansler, Esq.



                                          PLAINFIELD SPECIAL SITUATIONS MASTER
                                          FUND LIMITED

                                           By:________________________
                                            Name:
                                            Title:

                                           c/o Plainfield Asset Management LLC
                                           55 Railroad Avenue
                                           Greenwich, CT 06830
                                           Phone:  (203) 302-1715
                                           Fax:  (203) 302-1779
                                           Attn: Thomas X. Fritsch

                                           With a copy (which shall not
                                           constitute notice) to each other
                                           Holder and to:

                                           Proskauer Rose LLP
                                           1585 Broadway
                                           New York, NY  10036-8299
                                           Facsimile No.:  (212) 969-2900
                                           Attn:  Ron R. Papa, Esq. and
                                                     Adam J. Kansler, Esq.

                                                                         Annex A



                              Plan of Distribution

          The selling stockholders may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

o ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o    privately negotiated transactions;

o    short sales;

o broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

o    a combination of any such methods of sale; and

o    any other method permitted pursuant to applicable law.

          The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

          The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

          Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by a selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

          The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

          The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

          The selling  stockholders  and any  broker-dealers  or agents that are involved in selling the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

          We are required to pay all fees and expenses incident to the registration of the shares of common stock, including the fees and disbursements of counsel to the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

          The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

          The anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934 may apply to sales of our common stock and activities of the selling stockholders.

                                    EXHIBIT C

                              MANAGEMENT AGREEMENT


          This Management Agreement (this "Agreement") is made and entered into as of ___________ __, 2007, by and between The Alpine Group, Inc., a Delaware corporation ("AGI"), and Wolverine Tube, Inc., a Delaware corporation ("WTI").

                                    RECITALS

          AGI is a principal stockholder of WTI. WTI has requested that AGI provide to it certain strategic, consulting and administrative services on the terms provided in this Agreement.

          THEREFORE, the parties hereto agree as follows:

          1. Services. AGI shall provide or cause to be provided to WTI and its subsidiaries, if, when and to the extent requested by WTI, the services described in Exhibit A hereto which AGI will provide with its then-current personnel and facilities and such other services as may be agreed to by the parties (the "Services"). The Services shall include all services provided by any employee of AGI for the benefit of WTI, unless any such person is or becomes directly employed by WTI.

          2. Fees and Charges for Services. For all Services to be performed hereunder, WTI shall pay to AGI a management fee in the amount of $1,250,000 per year, payable in equal monthly installments. WTI shall reimburse and pay to AGI all reasonable and customary out-of-pocket costs and expenses incurred by AGI in providing the Services to WTI or any of its subsidiaries; provided, however, that in no event shall WTI be obligated to reimburse such costs and expenses which exceed the aggregate amount of $60,000 in any given quarter without the approval of the Board of Directors of WTI. Any third parties whose services are necessary in connection with the Services shall be engaged directly by, and with the approval of, WTI.

          3. Payments.

          (a) AGI shall from time to time submit to WTI an invoice for all costs and expenses associated with the Services for the applicable time period. All invoices shall describe in reasonable detail any such costs and expenses.

          (b) Survival. The provisions of this Section y3 shall survive any termination of this Agreement.

          4. Performance of Services.

               (a) Degree of Care. AGI shall perform the Services with the same degree of care, skill and prudence customarily exercised by it in respect of its own business, operations and affairs.

               (b) Certain Limitations. Each party acknowledges that the Services shall be provided only with respect to the businesses of WTI and its subsidiaries as such businesses exist as of the date hereof or as otherwise mutually agreed by the parties. AGI will not be obligated to provide Services for the benefit of entities other than WTI and its subsidiaries.

               (c) Certain Information. WTI shall provide, and shall cause each of its subsidiaries to provide, any information needed or requested by AGI from WTI or such subsidiary, as the case may be, to perform the Services pursuant hereto. If the failure to provide such information renders the performance of any requested Service impossible or unreasonably difficult, AGI may, upon reasonable notice to WTI, refuse to provide such Service.

          5. Limitations on Liability and Indemnification.

               (a) Limitations on Liability. Neither party shall have any liability under this Agreement (including any liability for its own negligence) for damages, losses or expenses suffered by the other party or its subsidiaries as a result of the performance or non-performance of such party's obligations hereunder, unless such damages, losses or expenses are caused by or arise out of the willful misconduct or gross negligence of such party or a breach by such party of any of the express provisions hereof. In no event shall either party have any liability to the other party for indirect, incidental or consequential damages that such other party or its subsidiaries or any third party may incur or experience on account of the performance or non-performance of such party's obligations hereunder, and in no event shall AGI's liability exceed the annual fee paid to AGI hereunder.

               (b) Indemnification. WTI shall indemnify, defend and hold harmless AGI and each of its directors, employees, agents and representatives (the "Indemnified Parties") from and against all claims, liabilities, damages, losses and expenses (including reasonable attorneys fees and expenses) caused by or arising out of the performance or non-performance of its obligations under this Agreement, except to the extent arising from the willful misconduct or gross negligence of such Indemnified Parties.

               (c) Survival. The provisions of this Section y5 shall survive any termination of this Agreement.

          6. Term of Agreement. This Agreement shall become effective on the date hereof and shall automatically terminate on the second anniversary of the date hereof. This Agreement may be terminated by either party effective 30 days after giving notice to the other party if such other party (a) commits willful misconduct or gross negligence with respect to any of its obligations under this Agreement or (b) is in material breach of any term or condition of this Agreement; provided that if such breach is susceptible to cure, the party alleged to be in material breach may cure such breach (other than a breach of any payment obligation hereunder) within such 30-day period.

          7. Confidentiality. Each party will hold in trust and maintain confidential and, except as required by law, not disclose to others without the prior written approval of the other party, any information received by it from the other party or developed or otherwise obtained by it in connection with the performance of its obligations hereunder (the "Information"). Within 90 days after the date of termination of this Agreement, each party will return to the other party, or, with the written consent of the other party, destroy all documents, data and other materials of whatever nature relating to the businesses of the other party and its subsidiaries that it obtained in connection with the performance of its obligations hereunder, provided that the parties may retain any Information to the extent reasonably needed to comply with applicable tax, accounting or financial reporting requirements or to resolve any legal issues identified at the time of termination. The provisions of this Section y7 shall survive any termination of this Agreement.

          8. Miscellaneous.

               (a) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person without the prior consent of the other parties hereto or in connection with the sale of such party.

               (b) No Third-Party Beneficiaries. Except for the persons entitled to indemnification pursuant to Section y5(b) hereof, each of whom is an intended third-party beneficiary hereunder, nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

               (c) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof.

               (d) Amendment. This Agreement may not be amended except by an instrument signed by the parties hereto.

               (e) Waivers. Either party hereto may (i) extend the time for the performance of any of the obligations or other act of the other party or (ii) waive compliance with any of the agreements contained herein. No waiver of any term shall be construed as a waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

               (f) Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

               (g) Notices. All notices given in connection with this Agreement shall be in writing. Service of such notices shall be deemed complete (i) if hand delivered, on the date of delivery, (ii) if my mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid, or (iii) if sent by FedEx or equivalent courier service, on the next business day. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

                  If to AGI:        The Alpine Group, Inc.
                                    One Meadowlands Plaza
                                    Suite 200
                                    East Rutherford, NJ 07073
                                    Facsimile:  (201) 549-4428
                                    Attention:  Steven S. Elbaum

                  If to WTI:        Wolverine Tube, Inc.
                                    200 Clinton Avenue West
                                    Suite 1000
                                    Huntsville, AL 35801
                                    Facsimile:  (256) 580-3996
                                    Attention:  James E. Deason


               (h) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without giving effect to the principles of conflict of laws of such State.

               (i) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute but on and the same instrument.

                                    ********

          IN WITNESS WHEREOF, AGI and WTI have caused this Agreement to be executed on the date first above written.


                             THE ALPINE GROUP, INC.


                             By:  ______________________________



                             WOLVERINE TUBE, INC.


                             By:  ______________________________

                                                                       EXHIBIT A

                                    Services


     (a)  Advice and assistance with business plans and budgets

     (b)  Advice and assistance with respect to strategic planning and oversight

     (c) Advice and assistance with respect to development and implementation of business models

     (d) Advice and assistance with respect to corporate development, including acquisitions and divestitures

     (e) Advice and assistance with respect to corporate finance, including debt and equity financings

     (f) Advice and assistance with respect to banking matters, including, without limitation, borrowing and other credit facilities

                                   EXHIBIT D-1

          OPINION MATTERS(1) FOR LEBOEUF, LAMB, GREENE & MACRAE LLP FOR

                              WOLVERINE TUBE, INC.


          1. Wolverine Tube, Inc. (the "Company") is in good standing under the laws of the State of Delaware.

          2. Each of the Subsidiaries is in good standing under its respective state of incorporation.

          3. The Company has all requisite power and authority to execute, deliver and perform the Agreement and each of the other Transaction Documents, to issue, sell and deliver the Securities pursuant to the Transaction Documents, and to carry out and perform its obligations under, and to consummate the transactions contemplated by, the Transaction Documents.

          4. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution and delivery by the Company of the Transaction Documents, the authorization, issuance, sale and delivery of the Securities, pursuant to the Agreement, and the consummation by the Company of the transactions contemplated by the Transaction Documents, has been duly taken. The Transaction Documents have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms.

          5. Based in part upon the representations of the Purchasers contained in the Agreement, the Shares may be issued to the Purchasers without registration under the Securities Act.

          6. The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents, the issuance, sale and delivery of the Securities pursuant to the Agreement do not, and the issuance and delivery of the Underlying Shares will not (a) conflict with or result in a violation of any provision of law, rule or regulation known to us to be applicable to the Company or its Subsidiaries or of the certificate of incorporation or by-laws or other similar organizational documents of the Company or its Subsidiaries or (b) conflict with, result in a breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in or permit the termination, acceleration or modification of, any agreement, instrument, order, writ, judgment or decree known to us to which the Company of its Subsidiaries is a party or is subject.

          7. No consent, license, permit, waiver, approval or authorization of, or designation, declaration, registration or filing with, any court, governmental or regulatory body or agency or self-regulatory organization is required in connection with the valid execution,


_____________________
(1) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Preferred Stock Purchase Agreement.

delivery and performance by the Company of the Transaction Documents, or the offer, sale, issuance or delivery of the Securities or the consummation of the transactions contemplated by the Transaction Documents.

          8. The Company is not an Investment Company within the meaning of the Investment Company Act of 1940, as amended.

                                   EXHIBIT D-2

                   OPINION MATTERS(1) FOR IN-HOUSE COUNSEL OF

                              WOLVERINE TUBE, INC.


          1. Wolverine Tube, Inc. (the "Company") is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company is duly qualified to conduct business and is in good standing in each jurisdiction in which the failure to qualify could have a material adverse effect on the Company. The Company has all requisite power and authority, and all material governmental licenses, authorizations, consents and approvals required to own and operate its properties and assets and to carry on its business as now conducted.

          2. Each of the Subsidiaries is a corporation duly organized under its respective state of incorporation.

          3. The execution, delivery and performance by the Company of, and the compliance by the Company with the terms of, the Transaction Documents, the issuance, sale and delivery of the Securities pursuant to the Agreement do not, and the issuance and delivery of the Underlying Shares will not result in the creation or imposition of any lien, claim or encumbrance on any of the Company's or its Subsidiaries' assets or properties.

          4. To our knowledge, since January 1, 2004, the Company has filed all reports (the "SEC Documents") required to be filed by it under Sections 13(a) and 15(d) of the Exchange Act. As of their respective filing dates, the SEC Documents complied in all material respects as to form with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder.

          5. To our knowledge, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry pending or threatened, before any court, governmental or administrative body or agency, private arbitration tribunal or self-regulatory organization against the Company or its Subsidiaries, or any of its officers, directors or employees (in connection with the discharge of their duties as officers, directors and employees), or affecting any of its properties or assets which would be required to be disclosed under the Exchange Act or in the Schedules to the Agreement.



______________________
(1) Capitalized terms used but not defined herein shall have the respective meanings set forth in the Preferred Stock Purchase Agreement.

                                   EXHIBIT E-1

                              CONSULTING AGREEMENT


          THIS CONSULTING AGREEMENT (this "Agreement"), is made and entered into as of the __ day of January, 2007, by and between Wolverine Tube, Inc., a Delaware corporation ("Wolverine") and Johann R. Manning, Jr. ("Manning"). This Agreement is executed on the date first written above, but shall be effective on the effective date of the Investment, as defined below (the "Effective Date"), and only if the Investment occurs on or before February 28, 2007.

                                    RECITALS

          WHEREAS, Plainfield Special Situations Master Fund Limited ("Plainfield") and The Alpine Group, Inc. ("Alpine") have made an investment in Wolverine in which Plainfield and Alpine, as a group, beneficially own in excess of 15% of the voting power of the stock of Wolverine (the "Investment"); and

          WHEREAS, Manning served as the President and Chief Executive Officer of Wolverine until the effective date of the Investment, and entered into a Separation Agreement with Wolverine effective as of the date hereof (the "Separation Agreement"); and

          WHEREAS, Wolverine desires to engage Manning to provide certain consulting services to Wolverine for a reasonable transition period following the Investment, and Manning is willing to provide such consulting services to Wolverine; and

          WHEREAS, the parties hereto desire to set forth their respective rights and obligations with respect to the consulting arrangement.

          NOW, THEREFORE, the parties hereto, in consideration of the mutual promises recited herein, agree as follows:

          1. Consulting Arrangement.

          (a) During the term of this Agreement, at Wolverine's request, Manning shall provide advisory consulting services to Wolverine for up to nine (9) hours per week, which are intended primarily to be made by telephone consultation. However, Manning will provide such consulting services in person from time to time if so requested by Wolverine, provided that such travel and meeting time is mutually agreeable to Manning and Wolverine.

          (b) Manning's consulting duties shall include the following specific matters, and any other matters as may be requested by Wolverine: (a) advice and assistance with regard to the transition of the business in connection with the Investment, (b) promoting relationships with Wolverine's employees, customers and constituents within the business and financial communities, (c) continuing and developing banking relationships and relationships with domestic and international suppliers and customers, (d) participating in strategic planning and helping formulate business plans; (e) assisting in efforts to arrange adequate financing to carry out business plans; and (f) rendering consulting services to any joint venture, subsidiary or affiliated business of Wolverine.

          (c) The consulting and advisory services described in this Agreement shall be of a type and level commensurate with the consulting and advisory services customarily provided by senior level executives to public companies.

          2. Term and Termination. The term of this Agreement shall be for a period of fifteen (15) months commencing on the Effective Date and the services provided by Manning hereunder shall terminate on the 15-month anniversary of the Effective Date, unless the term is extended by mutual agreement of the parties or terminated earlier as provided herein.

          3. Compensation and Benefits.

          (a) Wolverine shall pay Manning a fee at a monthly rate of $20,000 (the "Consulting Fee"), payable in advance on the Effective Date and on the first day of each month thereafter during the Term of this Agreement, for a total of fifteen (15) payments.

          (b) In addition, Manning shall earn a performance bonus of $175,000 for services rendered under this Agreement if Wolverine achieves at least 70% of its EBITDA target applicable to the senior managers of Wolverine, including the President and Chief Executive Officer, for the fiscal year ending December 31, 2007 (the "Performance Bonus"). If earned, such bonus shall be paid no later than March 1, 2008.

          (c) During the term of this Agreement, Wolverine shall reimburse Manning for reasonable travel and lodging expenses incurred at the request of Wolverine in connection with the performance of services rendered under this Agreement. Manning shall submit an application for such reimbursement in a form acceptable to Wolverine and shall provide all backup and supporting documentation.

          (d) No additional compensation or fee, other than the Consulting Fee, the Performance Bonus or amounts payable under the Separation Agreement, shall be payable by Wolverine to Manning by reason of any benefit gained by Wolverine directly or indirectly through Manning's efforts on Wolverine's behalf, nor shall Wolverine be liable in any way for any additional compensation, fee, expense reimbursement, or any other amounts unless the parties have expressly agreed thereto in writing.

4. Independent Contractor Status.

          (a) Manning is an independent contractor and is not an agent of Wolverine. Manning shall not represent himself as an agent of Wolverine and may not commit or obligate Wolverine in any way to other parties.

          (b) Manning shall have no authority, nor shall he represent himself as having any authority, to bind Wolverine in any manner whatsoever.

          (c) Federal, state and local income tax, occupational tax and/or payroll tax of any kind shall not be withheld or paid by Wolverine on Manning's behalf. Manning shall not be treated as an employee with respect to the services performed hereunder for federal, state and/or local tax purposes. Wolverine will report the amounts paid to Manning pursuant to this Agreement on IRS Form 1099 to the extent required under the Internal Revenue Code of 1986, as amended. Manning agrees to pay any applicable federal, state and/or local taxes required by law due on account of the fees paid to Manning pursuant to this Agreement.

          5. Indemnification. Wolverine hereby agrees to indemnify Manning and hold Manning harmless to the fullest extent permitted by applicable law against and in respect to any and all actions, suits, proceedings, claims, demands, judgments, costs, expenses (including reasonable attorney's fees), losses, and damages resulting from and Manning's good faith performance of his duties and obligations to Wolverine hereunder. This provision is in addition to any other rights of indemnification Manning may otherwise have with respect to Wolverine.

          6. Confidentiality. Manning acknowledges that he will have access to Confidential Information (as hereinafter defined) of Wolverine. Manning agrees not to disclose, communicate or divulge to, or use for the direct or indirect benefit of any person (including Manning), firm, association or any other entity (other than Wolverine or its affiliates) any Confidential Information other than in the good faith performance of its duties or in response to a legal process. "Confidential Information" includes, but is not limited to, and regardless of whether such information has been reduced to writing or designated as confidential, but only to the extent not generally known in the industry, customer and vendor lists (including any prospective customers and vendors), database, computer programs, frameworks, models, products, facilities and methods, marketing programs, sales, financial information, marketing, training and technical information, business methods, business policies, procedures, techniques, research or development projects or results, trade secrets (which includes Wolverine's customer, vendor and prospective customer and vendor lists), systems, procedures, manuals, confidential reports, pricing policies, business plans, computer software, intellectual property, information concerning how Wolverine creates, develops, acquires or maintains its products and marketing plans, targets its potential customers, and operates its businesses, and any other information not otherwise available to the general public. If any person (including any government agency and/or employee) requests in writing the disclosure or release of Confidential Information, Manning shall, to the extent legally permissible, immediately (a) notify Wolverine of such request so that Wolverine may pursue any available remedies to prevent the disclosure or release of such Confidential Information and (ii) furnish Wolverine a copy of all written materials pertaining to such request for Confidential Information as Wolverine shall deem appropriate.

          7. Legal Fees; Costs of Enforcement. Wolverine shall reimburse Manning, on a current basis, for all reasonable legal fees and related expenses incurred by Manning in connection with this Agreement (other than the negotiation of this Agreement), including without limitation, all such fees and expenses, if any, incurred by Manning in seeking to obtain or enforce any right or benefit provided by this Agreement, regardless of whether or not Manning's claim is upheld by an arbitral panel or a court of competent jurisdiction; provided, however, Manning shall be required to repay to Wolverine any such amounts to the extent that an arbitral panel or a court issues a final and non-appealable order, judgment, decree or award setting forth the determination that the position taken by Manning was frivolous or advanced by Manning in bad faith.

          8. General Provisions.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Manning's rights and obligations under this Agreement may not be assigned without prior written consent of Wolverine. Wolverine may not assign its rights and obligations hereunder without the prior written consent of Manning, except to a successor to all or substantially all of the assets of Wolverine and then only if such assignee promptly delivers to Manning a written assumption of the obligations hereunder.

          (b) All matters affecting this Agreement, including the validity thereof, are to be governed by, and interpreted and construed in accordance with, the laws of the State of Alabama applicable to contracts executed in and to be performed in that State.

          (c) This Agreement, together with the Separation Agreement, shall constitute the sole agreement between the parties hereto with respect to the subject matter hereof and shall supersede any and all prior agreements or understandings relating to the subject matter hereof. No change or amendment to this Agreement shall be binding unless in writing and signed by both parties.

          (d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (e) The headings in this Agreement are for reference only, and shall not affect the meaning or interpretation of this Agreement.

          (f) In the event that any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such provision shall survive to the extent it is not so declared, and the validity, legality and enforceability of the other provisions hereof shall not in any way be affected or impaired thereby, unless such action would substantially impair the benefits to any party of the remaining provisions of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed as of the date first written above.

                                       WOLVERINE TUBE, INC.


                                       By:____________________


                                       CONSULTANT

                                       _______________________
                                       Johann R. Manning, Jr.

                                   EXHIBIT E-2
                                   -----------

                          SEPARATION AGREEMENT BETWEEN
                 WOLVERINE TUBE, INC. AND JOHANN R. MANNING, JR.

          This Separation Agreement (this "Agreement") between Wolverine Tube, Inc. ("Wolverine") and Johann R. Manning, Jr. ("Manning") controls the terms of the severance of the relationship between the two parties and their respective rights and obligations to each other. This Agreement is executed on the dates shown by the signatures below, but shall be effective on the effective date of the Investment, as defined below (the "Effective Date"), and only if the Investment occurs on or before February 28, 2007.

                                    Recitals

          WHEREAS, Plainfield Special Situations Master Fund Limited ("Plainfield") and The Alpine Group, Inc. ("Alpine") have agreed to make an investment in Wolverine in which Plainfield and Alpine, as a group, would beneficially own in excess of 15% of the voting power of the stock of Wolverine (the "Investment"); and

          WHEREAS, in connection with and contingent upon the closing of the Investment, Manning and Wolverine wish to sever the employee-employer relationship between the two parties on amicable terms and in a manner beneficial to and respectful to the desires of both parties; and

          WHEREAS, Manning and Wolverine previously have entered into a 2002 Change in Control, Severance and Non-Competition Agreement, effective as of July 12, 2002, as amended (the "2002 Change in Control Agreement"); and

          WHEREAS, the Investment will constitute a Change in Control of Wolverine for purposes of the 2002 Change in Control Agreement; and

          WHEREAS, in order to avoid any dispute that could arise under the 2002 Change in Control Agreement in connection with the Investment and the transactions contemplated thereby, the parties have agreed to replace and supersede certain provisions of the 2002 Change in Control Agreement, contingent upon closing of the Investment; and

          WHEREAS, on or about the date of the closing of the Investment, Manning shall enter into a Consulting Agreement with Wolverine to provide consulting services for fifteen (15) months (the "Consulting Agreement");

          NOW, THEREFORE, in consideration of the recitals and mutual covenants and agreements set forth below, the parties, each intending to be legally bound, agree as follows:

          1. Resignation of Employment. Manning hereby voluntarily resigns his employment with Wolverine and all its subsidiaries effective immediately following the closing of the Investment (the "Resignation Date"). If for any reason the Investment does not occur by February 28, 2007, this Agreement shall be null and void, Manning's resignation shall be deemed not to have been tendered, and the 2002 Change in Control Agreement shall continue in full force as in effect on the date immediately prior to the execution of this Agreement.

          2. Compensation, Benefits, and Other Consideration. The parties agree that, immediately upon the closing of the Investment, and subject to Section 5 of this Agreement, Section 1 of the 2002 Change in Control Agreement (entitled "Termination of Employment") shall be superseded and will have no further force or effect, and the parties will have no further rights and/or obligations thereunder. In exchange for the Release provided to Wolverine by Manning as referenced in Section 8 of this Agreement, Wolverine hereby agrees to provide Manning with consideration consisting of the following:

          (a) All stock options, restricted stock and other equity awards granted by Wolverine and held by Manning as of the Resignation Date, to the extent not already vested by their terms, shall become immediately vested and exercisable as of the Resignation Date. The value, if any, attributable to the acceleration of vesting of such equity awards that constitutes a parachute payment to Manning under Sections 280G or 4999 of the Internal Revenue Code of 1986, as amended ("Code"), as determined under Section 3 of this Agreement is referred to herein as the "Equity Parachute Value."

          (b) On or before the Resignation Date, Wolverine shall deposit into a rabbi trust for the benefit of Manning, a lump sum cash severance payment (the "Severance Payment") equal to (i) $1,480,000, minus (ii) the Equity Parachute Value. Provided that Manning shall have signed the Release attached hereto as Appendix A and not revoked such Release during the seven-day revocation period, the Severance Payment shall be paid to Manning out of the rabbi trust on the day following the six (6) month anniversary of the Resignation Date.

          (c) For a period of three (3) years after the Resignation Date, Wolverine shall make available to Manning medical and disability benefits substantially similar to those that Manning was receiving or entitled to receive immediately prior to the Resignation Date, and no less favorable than those in which the senior executive management team of Wolverine shall be eligible to participate during such period, and if Manning shall choose to participate in such benefit programs, he shall pay the full "phantom cost" (i.e., the employee and employer portion of the costs) of his participation in such programs as determined by Wolverine's employee benefits firm for the period of his participation. Beginning at the end of such three-year period, Manning shall have rights to continue medical insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA").

          (d) For a period of six (6) years after the Resignation Date, Manning shall be entitled to director and officer insurance coverage for his acts and omissions while serving as an officer and director of Wolverine on a basis no less favorable to him than the coverage provided over such six-year period to the then-current officers and directors of Wolverine.

          (e) Wolverine shall continue to satisfy in full any currently existing or hereafter arising indemnification obligations to Manning (whether arising by law, Wolverine's bylaws or pursuant to any separate indemnification agreement between Wolverine and Manning).

          (f) Wolverine shall honor and pay any and all bonus and success share monies achieved on account of 2006 performance of Wolverine to Manning that have not already been paid, consistent with and at the same time as amounts are awarded to other participants of these programs, up to a maximum of $55,000.

          Nothing in this Agreement affects any vested rights Manning has in any retirement, welfare or benefit plans, programs or policies of Wolverine as of the Resignation Date.

          Manning agrees and acknowledges that the aggregate amount of cash payable pursuant to this Agreement and the Consulting Agreement shall not exceed $3,085,000 (the "Aggregate Amount"). The Aggregate Amount does not apply to (i) vested rights Manning has in any retirement, welfare or benefit plan, (ii) director and officer insurance coverage (or amounts payable thereunder), (iii) Wolverine's indemnification obligations, (iv) legal fees or (v) reimbursement of travel-related expenses incurred at Wolverine's request, in each case to the extent such amounts or rights are provided for in the Separation Agreement or the Consulting Agreement. Notwithstanding the foregoing, the Aggregate Amount shall not apply if the provisions of the 2002 Change of Control Agreement are reinstated in accordance with Section 5 of this Agreement.

          3. Golden Parachute Considerations. In the event it shall be determined that any payments and/or benefits would be subject to the excise tax imposed by Section 4999 of Code or to any similar tax imposed by federal, state or local law, or any other revenue system to which Manning may be subject, or any interest or penalties with respect to that tax (that tax or those taxes, together with any interest and penalties, may be hereafter referred to as the "Excise Tax"), then, Manning shall be solely responsible for paying such Excise Tax and Wolverine shall have no liability to Manning for such Excise Tax.

          4. Secrecy, Non-Solicitation and Non-Competition. Following the Resignation Date, Manning agrees to adhere to the secrecy, non-solicitation and non-competition restrictions and equitable relief provisions contained in
Section 2 of the 2002 Change in Control Agreement, which are hereby incorporated into this Agreement by reference (other than Section 2(d)(i)). Notwithstanding the foregoing, the parties agree that Section 2(d)(i) of the 2002 Change in Control Agreement is hereby deleted in its entirety. In consideration of Manning's promises under this Section 4, Wolverine shall pay to Manning a non-compete and non-solicitation fee equal to $1,035,000 (the "Non-compete and Non-solicitation Fee"). On or before the Resignation Date, Wolverine shall pay the Non-compete and Non-solicitation Fee into a rabbi trust for the benefit of Manning. The Non-compete and Non-solicitation Fee shall be paid to Manning out of the rabbi trust on the day following the six (6) month anniversary of the Resignation Date.

          5. Termination of 2002 Change in Control Agreement. The parties hereto agree that, except for Manning's obligation to adhere to the secrecy, non-solicitation  and  non-competition  and equitable  relief  provisions  under
Section 4 above, and except as provided in the following sentence, the 2002 Change in Control Agreement shall be terminated as of the Resignation Date and Manning shall not be due any payments or benefits under the 2002 Change in Control Agreement. Notwithstanding the foregoing, if after the Resignation Date, Wolverine defaults in the timely payment or provision to Manning of any amount or benefit under this Agreement, after notice by Manning and failure by Wolverine to cure such default within three (3) business days of such notice by Manning, this Agreement (other than Section 9(b) hereof) shall be null and void and the provisions of the 2002 Change in Control Agreement shall be reinstated in full force and effect, retroactive to the date immediately prior to the Resignation Date, such that Manning shall be deemed to have voluntarily resigned following a Change in Control under Section 1(b) of the 2002 Change in Control Agreement; provided, however, that the reinstatement of the 2002 Change in Control Agreement shall not result in any duplication of benefits under this Agreement.

          6. Cooperation Regarding Disclosure of Termination. The parties hereto agree that they shall cooperate in good faith to reach mutual agreement with respect to any disclosures regarding Manning's termination of employment, including (i) the timing of any internal announcement, and (ii) the content of any press release or required SEC filing.

          7. Non-disparagement. Subject to the obligation required by law to provide truthful testimony in governmental inquires or proceedings and the obligation to provide truthful testimony in legal proceedings, (a) the officers, directors and senior management of Wolverine shall not do or say anything that criticizes or disparages Manning, personally or professionally or in any other respect, and (b) Manning agrees not to do or say anything that (i) criticizes or disparages the management, practices or products of Wolverine or any of its affiliates, or (ii) disrupts or impairs the normal, ongoing business operations of Wolverine or any of its affiliates.

          8. Release of Claims. On the Effective Date, the parties hereto shall sign the Mutual Release of Claims in the form attached hereto as Appendix B.

          9. Legal Fees; Costs of Enforcement.

          (a) In addition, Wolverine shall reimburse Manning, on a current basis, for all reasonable legal fees and related expenses incurred by Manning in connection with this Agreement from and after the Resignation Date, including without limitation, all such fees and expenses, if any, incurred by Manning in seeking to obtain or enforce any right or benefit provided by this Agreement, in each case, regardless of whether or not Manning's claim is upheld by an arbitral panel or a court of competent jurisdiction; provided, however, Manning shall be required to repay to Wolverine any such amounts to the extent that an arbitral panel or a court issues a final and non-appealable order, judgment, decree or award setting forth the determination that the position taken by Manning was frivolous or advanced by Manning in bad faith.

          (b) In the event that the 2002 Change in Control Agreement shall be reinstated pursuant to Section 5 of this Agreement, Wolverine shall reimburse Manning, on a current basis, for all reasonable legal fees and related expenses, if any, incurred by Manning in seeking to obtain or enforce any right or benefit provided by the 2002 Change in Control Agreement, in each case, regardless of whether or not Manning's claim is upheld by an arbitral panel or a court of competent jurisdiction; provided, however, Manning shall be required to repay to Wolverine any such amounts to the extent that an arbitral panel or a court issues a final and non-appealable order, judgment, decree or award setting forth the determination that the position taken by Manning was frivolous or advanced by Manning in bad faith.

          10. Withholding. Payments to Manning of all compensation contemplated under this Agreement shall be subject to all applicable legal requirements with respect to the withholding of taxes and similar deductions.

          11. Notices. Any notice hereunder by either party to the other shall be given in writing by personal delivery or certified mail, return receipt requested. If addressed to Manning, the notice shall be delivered or mailed to Manning at the address first set forth below, or if addressed to Wolverine, the notice shall be delivered or mailed to 200 Clinton Avenue West, Suite 1000, Huntsville, Alabama 35801, or such address as Wolverine or Manning may designate by written notice at any time or from time to time to the other party. A notice shall be deemed given, if by personal delivery, on the date of such delivery or, if by certified mail, on the date shown on the applicable return receipt.

          12. No Waiver. Wolverine and Manning agree that any failure of one party to demand rigid adherence to one or more of the provisions of this Agreement, on one or more occasions, shall not be construed as a waiver, estoppel, or release, nor shall any such failure ever deprive either party of the right to insist upon strict compliance.

          13. Code Section 409A. Wolverine and Manning intend for all payments and benefits under this Agreement to be either outside the scope of Section 409A of the Code or to comply with its requirements as to timing of payments. Accordingly, to the extent applicable, this Agreement shall at all times be operated in accordance with the requirements of Section 409A of the Code, as amended, and the regulations and rulings thereunder, including any applicable transition rules. Wolverine and Manning shall take action, or refrain from taking any action, with respect to the payments and benefits under this Agreement that is reasonably necessary to comply with Section 409A. Notwithstanding any provision in this Agreement to the contrary, if the payment of any compensation or benefit hereunder would be subject to additional taxes and interest under Section 409A of the Code because the timing of such payment is not delayed as provided in Section 409A(a)(2)(B) of the Code, then any such payment or benefit that Manning would otherwise be entitled to during the first six (6) months following the date of Manning's termination of employment shall be accumulated and paid or provided, as applicable, on the date that is six (6) months and one day after the date of Manning's termination of employment (or if such date does not fall on a business day of Wolverine, the next following business day of Wolverine), or such earlier date upon which such amount can be paid or provided under Section 409A of the Code without being subject to such additional taxes and interest. The preceding sentence shall apply only to the extent required to avoid Manning's incurrence of any additional tax or interest under Section 409A of the Code or the regulations or Treasury guidance promulgated thereunder. 14. Severability. In the event that any provision of this Agreement shall be declared to be invalid, illegal or unenforceable, such provision shall survive to the extent it is not so declared, and the validity, legality and enforceability of the other provisions hereof shall not in any way be affected or impaired thereby, unless such action would substantially impair the benefits to any party of the remaining provisions of this Agreement.

          15. Modification. No modification, amendment, or waiver of any of the provisions of this Agreement shall be effective unless made in writing specifically referring to this Agreement and signed by each of the parties.

          16. Governing Law. All matters affecting this Agreement, including the validity thereof, are to be governed by, and interpreted and construed in accordance with, the laws of the State of Alabama applicable to contracts executed in and to be performed in that State. Nothing in this agreement shall affect the rights of either party under state or federal laws affecting employment.

          17. Entire Agreement. This instrument, and the Consulting Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof. Except as specifically referenced herein, all prior agreements, representations, and promises between the parties with respect to the subject matter hereof are superseded by this Agreement.

          18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Manning and Wolverine have caused this Agreement to be executed on this the ___ day of _________, 200_, both intending to be fully and legally bound.



                                            WOLVERINE TUBE, INC.

                                            By: ________________________________
                                            Its: _______________________________


                                            ____________________________________
                                            JOHANN R. MANNING, JR.

                                            Address for Notice:
                                            1205 Deborah Drive
                                            Huntsville, Alabama 35801

          Plainfield Special Situations Master Fund Limited and The Alpine Group, Inc. have caused this Agreement to be executed on this the ___ day of ________, 2007, indicating their acknowledgement of and concurrence with the terms hereof, as substantial shareholders of Wolverine from and after the Investment.

                                            PLAINFIELD SPECIAL SITUATIONS MASTER
                                            FUND LIMITED

                                            By: ________________________________
                                            Its: _______________________________


                                            THE ALPINE GROUP, INC.

                                            By: ________________________________
                                            Its: _______________________________

                                   Appendix A
                                   ----------

                            Mutual Release of Claims

          This Release is granted effective as of the ____ day of February, 2007, by Wolverine Tube, Inc. ("Wolverine") and Johann R. Manning, Jr. ("Manning"). This is the Release referred to that certain Separation Agreement dated as of _____________, 200_ by and between Wolverine and Manning (the "Separation Agreement"). Each of the parties gives this Release in consideration of the other's promises and covenants as recited in the Separation Agreement, with respect to which this Release is an integral part.

          (a) Release of Wolverine. Manning, for himself, his successors, assigns, attorneys, and all those entitled to assert his rights, now and forever hereby releases and discharges Wolverine and its respective officers, directors, stockholders, trustees, employees, agents, parent corporations, subsidiaries, affiliates, estates, successors, assigns and attorneys (the "Released Parties"), from any and all claims, actions, causes of action, sums of money due, suits, debts, liens, covenants, contracts, obligations, costs, expenses, damages, judgments, agreements, promises, demands, claims for attorney's fees and costs, or liabilities whatsoever, in law or in equity, which Manning ever had or now has against the Released Parties, relating to or arising out of Manning's employment, or termination of employment, or service as a director, with Wolverine, whether known or unknown, including but not limited to claims for employment discrimination under federal or state law, except as provided in paragraph (b) of this Release; claims arising under Title VII of the Civil Rights Act, 42 U.S.C. ss. 2000(e), et seq. or the Americans With Disabilities Act, 42 U.S.C. ss. 12101 et seq.; claims for statutory or common law wrongful discharge, including any claims arising under the Fair Labor Standards Act, 29 U.S.C. ss. 201 et seq.; claims for attorney's fees, expenses and costs; claims for defamation; claims for wages or vacation pay; claims for benefits, including any claims arising under the Employee Retirement Income Security Act, 29 U.S.C. ss. 1001, et seq. Notwithstanding the foregoing, nothing herein shall release
(i) Wolverine of its obligations to Manning under the Separation Agreement or the Consulting Agreement, (ii) any indemnification obligations to Manning under Wolverine's bylaws, articles of incorporation, Alabama law or otherwise, including the indemnification obligations described in the Separation Agreement,
(iii) any rights or claims that Manning may have in his capacity as a stockholder of Wolverine or as a trustee under any employee benefit plan of Wolverine, or (iv) any rights that Manning may have under Wolverine's benefit plans and programs.

          (b) Release of Claims Under Age Discrimination in Employment Act. Without limiting the generality of the foregoing, Manning agrees that by executing this Release, he has released and waived any and all claims he has or may have as of the date of this Release for age discrimination under the Age Discrimination in Employment Act, 29 U.S.C. ss. 621, et seq. It is understood that Manning is advised to consult with an attorney prior to executing this Release; that he in fact has consulted a knowledgeable, competent attorney regarding this Release; that he may, before executing this Release, consider this Release for a period of twenty-one (21) calendar days; and that the consideration he receives for this Release is in addition to amounts to which he was already entitled. It is further understood that this Release is not effective until seven (7) calendar days after the execution of this Release and that Manning may revoke this Release within seven (7) calendar days from the date of execution hereof.

          Manning agrees that he has carefully read this Release and is signing it voluntarily. Manning acknowledges that he has had twenty-one (21) days from receipt of this Release to review it prior to signing or that, if Manning is signing this Release prior to the expiration of such 21-day period, Manning is waiving his right to review the Agreement for such full 21-day period prior to signing it. Manning has the right to revoke this Release within seven (7) days following the date of its execution by him. However, if Manning revokes this Release within such seven (7) day period, no severance benefits will be payable to him under Section 2 of the Separation Agreement and he shall return to Wolverine any such payment received prior to that date.

          MANNING HAS CAREFULLY READ THIS RELEASE AND ACKNOWLEDGES THAT IT CONSTITUTES A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS AGAINST WOLVERINE UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT. MANNING ACKNOWLEDGES THAT HE HAS HAD A FULL OPPORTUNITY TO CONSULT WITH AN ATTORNEY OR OTHER ADVISOR OF HIS CHOOSING CONCERNING HIS EXECUTION OF THIS RELEASE AND THAT HE IS SIGNING THIS RELEASE VOLUNTARILY AND WITH THE FULL INTENT OF RELEASING WOLVERINE FROM ALL SUCH CLAIMS.

          (c) Release of Manning. Wolverine, for itself and its parent corporations, subsidiaries, successors and assigns, and all those entitled to assert its rights, now and forever hereby releases and discharges Manning from any and all claims, actions, causes of action, sums of money due, suits, debts, liens, covenants, contracts, obligations, costs, expenses, damages, judgments, agreements, promises, demands, claims for attorney's fees and costs, or liabilities whatsoever, in law or in equity, which Wolverine ever had or now has against Manning relating to or arising out of Manning's employment, or termination of employment, or service as director, with Wolverine, whether known or unknown, except with respect to intentional violation of law. Notwithstanding the foregoing, nothing herein shall release Manning of (i) his obligations to Wolverine or its successors or affiliates under this Release, or (ii) any other contractual obligations between Manning and Wolverine or its successors or affiliates, subject to the terms thereof; provided, however, that nothing in this Agreement shall prevent Wolverine from bringing a claim: (A) that arises from any intentional misconduct engaged in by Manning as an employee, officer or director of Wolverine, including, but not limited to, misappropriation, theft or fraud; (B) for material breach of fiduciary duty as an employee, officer, or director of Wolverine; or (C) that arises for repayment under Section 304 of the Sarbanes-Oxley Act of 2002.

          (d) Right to Defend Actions. The parties hereto acknowledge and agree that no waiver or release contained in this Release shall impair any party's rights to defend itself or himself from any allegations or charges in the event that any claim or action is initiated by the other party; provided that, a party's right to assert counterclaims and cross-claims relating to matters otherwise waived or released pursuant to this Release shall be limited to the subject matter of such allegation or charge brought by the other party.

         This Release is final and binding and may not be changed or modified.



Date: ______________________          WOLVERINE TUBE, INC.

                                      By: _________________________________
                                      Its: ________________________________



Date: ______________________          _____________________________________
                                      JOHANN R. MANNING, JR.

                                    EXHIBIT F
                                    ---------


                              WOLVERINE TUBE, INC.
                       200 CLINTON AVENUE WEST, SUITE 1000
                            HUNTSVILLE, ALABAMA 35801


                                                    [_____________], 2007


Golden Dragon Precise Copper Tube Group, Inc.
12 Floor, Building B
Golden Eagle Mansion
1518 Minsheng Road
Pudong New Area, Shanghai
PR China  200135
Attn: Mr. Ari Ingman


Ladies and Gentlemen:

          This letter is being delivered to you in connection with the Preferred Stock Purchase Agreement, dated January 31 2007, among Wolverine Tube, Inc. (the "Company") and the other parties named therein, and the transactions contemplated thereby (as described therein, the "Transactions"). This is to confirm that the Transactions do not and would not constitute a change in control of the Company for purposes of triggering a right to terminate the Extended Cooperative Supply Agreement, dated December 18, 2006, between you and the Company.

          Kindly sign this letter in the space provided below and return a copy to the Company.

                                          Very truly yours,

                                          WOLVERINE TUBE, INC.

                                          By:
                                               ---------------------------------
                                               Name:
                                               Title:


Acknowledged and agreed to:
GOLDEN DRAGON PRECISE COPPER TUBE GROUP, INC.


By:  -------------------------------------
     Name:
     Title:

                                    EXHIBIT G

                              WOLVERINE TUBE, INC.

                                VOTING AGREEMENT

          This Voting Agreement (the "Agreement") is made as of ___________ __, 2007 (the "Effective Date"), by and among Wolverine Tube, Inc., a Delaware corporation (the "Company") and the holders of shares of the Company's Series A Convertible Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock") listed on Exhibit A (each such holder of Series A Preferred Stock is hereinafter referred to as an "Investor").

                                    RECITALS

          WHEREAS, the Company and the Investors have entered into a Series A Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of January __, 2007 pursuant to which the Company has agreed to issue and sell to the Investors and the Investors have agreed to purchase from the Company shares of Series A Preferred Stock;

          WHEREAS, the Certificate of Designations of the Series A Preferred Stock provides that each holder of Series A Preferred Stock will be entitled to vote on all matters on which holders of the Company's common stock, par value $0.01 per share (the "Common Stock"), are entitled to vote, and will be entitled to a number of votes in respect of the shares of Series A Preferred Stock owned by it equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible as of the record date for determination of stockholders entitled to vote on such matter; and

          WHEREAS, in connection with the transactions contemplated by the Purchase Agreement, the Company and the Investors desire to enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors shall vote their shares of the Company's voting stock;

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto hereby agree as follows:

          1. Series A Preferred Stock Class Voting.

               1.1 Until the earlier of April 1, 2009 (the "Maturity Date") or the redemption and cancellation of the 10.5% Senior Notes issued by the Company (the "10.5% Notes"), no Investor (taken together with any other Investor with whom such Investor could be considered a "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended)) shall be entitled to cast, and shall not cast, any Votes in respect of Voting Securities owned by it in excess of 49% of the Total Voting Power. Any reduction in the number of Votes that the Investors may cast shall be applied to each Investor pro rata in proportion to the number of Votes such Investor would be entitled to cast in the absence of such restriction.

               (a) For purposes of this Agreement:

                    (i) "Voting Securities" means Common Stock, Series A Preferred Stock and all other securities of the Company that entitle the holders thereof to vote on all matters on which holders of Common Stock are entitled to vote;

                    (ii) "Votes" shall mean votes entitled to be cast in the election of directors of the Company or other matters on which holders of Common Stock are entitled to vote; and

                    (iii) "Total Voting Power" shall mean, calculated at a particular point in time, the aggregate Votes represented by all then outstanding Voting Securities.

               1.2 Omitted.

               1.3 Upon demand by the Company at any time after the record date for determination of stockholders entitled to vote on any matter, each Investor shall certify to the Company in writing the number of shares of Common Stock (including any shares of Common Stock acquired upon conversion of the Series A Preferred Stock), the number of shares of Series A Preferred Stock and the number of other Voting Securities owned by such Investor on such record date. No later than 3 days following such certification, but in any event prior to the applicable stockholder vote, the Company shall advise each Investor of the maximum number of Votes that such Investor may cast in such stockholder vote.

          2. Transfer and Encumbrance.

               2.1 Each Investor agrees that, until the earlier of the Maturity Date or the redemption and cancellation of the 10.5% Notes, it will not, without the prior written consent of the Company, voluntarily transfer, sell, offer, pledge or otherwise dispose of (including by way of merger or otherwise) or encumber ("Transfer"), in any one transaction or series of transactions to a single transferee or group of transferees known to such Investor to be affiliated, Voting Securities entitled to cast 10% or more of the Total Voting Power (before application of the limitation in Section 1.1) unless each transferee executes and delivers to the Company a joinder agreement substantially in the form of Exhibit B hereto.

          3. Miscellaneous.

               3.1 No Revocation. The voting agreements contained herein may not be revoked during the term of this Agreement except by mutual agreement of the parties hereto.

               3.2 Termination Events. This Agreement shall terminate upon the earlier of the Maturity Date or the redemption and cancellation of all outstanding 10.5% Notes.

               3.3 Entire Agreement. This Agreement, the Purchase Agreement and the Certificate of Designations of the Series A Preferred Stock constitute the entire agreement between the parties hereto pertaining to the subject matter hereof.

               3.4 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               3.5 Amendments and Waivers. Any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each of the Company and each Investor (to the extent such Investor holds Voting Securities at the time such amendment or waiver is sought). Any amendment or waiver effected in accordance with this Section 3.5 shall be binding upon the Company and the Investors, and each of their respective successors and assigns.

               3.6 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section 3.6 prior to 5:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 5:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the business day following the date of sending, if sent by nationally recognized overnight courier service, specifying next business day delivery, or (iv) upon actual receipt by the party to whom such notice is required to be given if delivered by hand. The address for such notices and communications shall be as follows:

                                (a) For the Company:

                                    Wolverine Tube, Inc.
                                    200 Clinton Avenue West, Suite 1000
                                    Huntsville, Alabama 35801
                                    Attn:   James E. Deason
                                    Phone:  (256) 580-3500
                                    Fax:  (256) 580-3996

                                    with a copy to:

                                    LeBoeuf, Lamb, Greene & MacRae LLP
                                    125 West 55th Street
                                    New York, NY  10019
                                    Attn:   Lawrence A. Larose, Esq.
                                            Matthew M. Ricciardi, Esq.
                                    Phone: (212) 424-8000
                                    Fax:  (212) 424-8500

                                (b) For any Purchaser:

                                    To the address set forth under such
                                    Purchaser's name on the signature pages
                                    attached hereto
                                    with a copy to:

                                    Proskauer Rose LLP
                                    1585 Broadway
                                    New York, NY  10036-8299
                                    Attn:   Ronald R. Papa, Esq. and
                                            Adam J. Kansler, Esq.
                                    Phone: (212) 969-3000
                                    Fax:  (212) 969-2900

               3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable illegal or invalid under applicable law in whole or in part for any reason, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be stricken and excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so stricken and excluded and (c) the balance of the Agreement shall be legal, enforceable and valid in accordance with its terms.

               3.8 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

               3.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement may be executed by facsimile signatures or other means of electronic transmission.

               3.10 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               3.11 Jury Trial Waiver. To the fullest extent permitted by law, and as separately bargained-for-consideration, each party hereby waives any right to trial by jury in any action, suit, proceeding or counterclaim of any kind arising out of or relating to this Agreement.

               3.12 General Interpretation. The terms of this Agreement have been negotiated by the parties hereto and the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent. This Agreement shall be construed without regard to any presumption or rule requiring construction against the party causing such instrument or any portion thereof to be drafted, or in favor of the party receiving a particular benefit under this Agreement. No rule of strict construction will be applied against any party hereto.

               3.13 Specific Performance. In addition to any and all other remedies that may be available at law, in the event of any breach of this Agreement, the Company shall be entitled to specific performance of the agreements and obligations of the Investors and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

               3.14 Remedies Cumulative. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

               3.15 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neutral forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                   [Remainder of Page Intentionally Left Blank
                             Signature Page Follows]

         IN WITNESS WHEROF, the parties hereto have executed this Voting Agreement as of the date first written above.

COMPANY:

WOLVERINE TUBE, INC.



By:   ___________________________
      Name:
      Title:


INVESTORS:

THE ALPINE GROUP, INC.


By:   ____________________________
      Name:
      Title:

Address for notices:
One Meadowlands Plaza
East Rutherford, New Jersey
Phone:  (201) 549-4400
Fax:  (201) 549-4428
Attn:  Steven S. Elbaum


PLAINFIELD SPECIAL SITUATIONS MASTER FUND LIMITED



By:   _____________________________
      Name:
      Title:

Address for notices:
c/o Plainfield Asset Management LLC
55 Railroad Avenue
Greenwich, CT 06830
Phone:  (203) 302-1715
Fax:  (203) 302-1779
Attn:  Thomas X. Fritsch

                                    EXHIBIT A

                                    INVESTORS



    Name/Address/Fax No.                                       No. of Shares

                                    EXHIBIT B

                            FORM OF JOINDER AGREEMENT

                              JOINDER AGREEMENT TO

                                VOTING AGREEMENT

                                            [Date]

          The undersigned proposes to acquire [Number of Shares of Voting Securities] of Wolverine Tube, Inc. (the "Securities"). Subject to and concurrently with the acquisition of such Securities, the undersigned agrees to become bound by the Voting Agreement dated as of [ ], 2007 (the "Voting Agreement") by and among Wolverine Tube, Inc. and certain other securityholders of Wolverine Tube, Inc. named therein as an "Investor" (as defined therein) and agrees that it shall have all of the rights and obligations of an Investor under the Voting Agreement.


          IN WITNESS WHEREOF, the parties have executed this Joinder to the Series A Preferred Stock Purchase Agreement as of the day and year first above written.



COMPANY:

WOLVERINE TUBE, INC.



By:   ___________________________
      Name:
      Title:



INVESTOR:

o



By:   ____________________________
      Name:
      Title: